UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 2 of its series, Wells Fargo Advantage Absolute Return Fund and Wells Fargo Advantage Asset Allocation Fund. Each series has an April 30 fiscal year end.

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage Absolute Return Fund

Annual Report

April 30, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Absolute Return Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this report for Wells Fargo Advantage Absolute Return Fund for the seven-month period that ended April 30, 20141. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. That said, the first few months of 2014 were marked by considerable geopolitical uncertainty and heightened equity market volatility as the U.S. and Europe confronted Russia over Ukraine.

Within equity markets over the seven-month period, U.S. stocks (measured by the S&P 500 Index2) had the best returns, followed by developed-country international equities (measured by the MSCI World Index (Net)3) and then emerging markets equities (measured by the MSCI Emerging Markets Index4), which were up only slightly. Fixed-income results (measured by the Barclays U.S. Aggregate Bond Index5) were positive. Short-term interest rates remained ultra low.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Fed kept its key interest rate near zero. Entering the reporting period, the Fed had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December 2013, however, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion in January 2014.

In November 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.25%. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013 but dropped to only a 0.1% annualized rate in the first quarter of 2014, largely explained by weather-related effects. The jobs picture continued to slowly improve as the unemployment rate declined to 6.3% as of April 2014. Meanwhile, inflation remained low. The eurozone reported weak but positive economic activity during the period.

1.	We are reporting on a seven-month basis at this time because the fiscal year end for the Fund changed from September 30 to April 30, effective April 30, 2014.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Absolute Return Fund	3

Returns by asset class were mixed but generally positive.

The U.S. stock market outperformed foreign markets during the seven-month period. The S&P 500 Index rose 12.44% and the MSCI World Index (Net) rose 10.48%, while the MSCI Emerging Markets Index rose nearly 2.00%. The U.S. was the fastest-growing developed country, which benefited U.S. companies. Emerging markets faced a number of challenges, including the spillover effect of slower growth in China as well as volatile currency movements that tempered investor demand for emerging markets equities and substantial unrest due to the crisis in Ukraine.

Most bond sectors gained, particularly lower-credit-quality bonds, amid renewed confidence in economic growth that drove outperformance in credit-sensitive sectors as solid economic growth boosted company revenue and profits and kept default rates low. Investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.67% for the seven-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4	Wells Fargo Advantage Absolute Return Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Absolute Return Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a positive total return.

Adviser

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA1

Sam Wilderman, CFA1

Average annual total returns2 (%) as of April 30, 2014

		Including sales charge				Excluding sales charge				Expense ratios[3] (%)
	Inception date	7 month*	1 year	5 year	10 year	7 month*	1 year	5 year	10 year	Gross	Net[4]
Class A (WARAX)	3-1-2012	(0.44)	0.25	7.93	7.66	5.66	6.34	9.21	8.30	1.62	1.62
Class C (WARCX)	3-1-2012	4.23	4.62	8.39	7.48	5.23	5.62	8.39	7.48	2.37	2.37
Administrator Class (WARDX)	3-1-2012	–	–	–	–	5.74	6.62	9.40	8.47	1.46	1.46
Institutional Class (WABIX)	11-30-2012	–	–	–	–	5.93	6.90	9.49	8.52	1.19	1.19
MSCI World Index (Net)[5]	–	–	–	–	–	10.48	16.62	16.03	7.17	–	–
Barclays U.S. TIPS 1-10 Year Index[6]	–	–	–	–	–	0.69	(4.02)	4.27	4.49	–	–
Consumer Price Index[7]	–	–	–	–	–	1.25	1.95	2.14	2.35	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Absolute return funds are not intended to outperform stocks and bonds in strong markets, and there is no guarantee of positive returns or that the Fund’s objectives will be achieved. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Alternative investments, such as commodities, real estate, and short strategies, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high yield risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Absolute Return Fund	7

Growth of $10,000 investment[8] as of April 30, 2014

1.	The Fund invests all of its investable assets directly in GMO Benchmark-Free Allocation Fund, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr.Wilderman, employees of GMO, have been responsible for coordinating the portfolio management of GMO Benchmark-Free Allocation Fund since 2003 and 2012, respectively.

2.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class. If these fees had not been included, returns would have been higher. Historical performance shown for Class A, Class C, and Administrator Class prior to their inception is based on the performance of Class III shares of GMO Benchmark-Free Allocation Fund (GBMFX), in which the Fund invests all of its investable assets. The inception date of GMO Benchmark-Free Allocation Fund Class III shares is July 23, 2003. Returns for the Class III shares do not reflect GMO Benchmark-Free Allocation Fund’s current fee arrangement and have been adjusted downward to reflect the higher expense ratios applicable to Class A, Class C, and Administrator Class at their inception. These ratios were 1.66% for Class A, 2.41% for Class C, and 1.50% for the Administrator Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses, which includes the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of GMO Benchmark-Free Allocation Fund and other acquired fund fees and expenses.

4.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund (including the expenses of GMO Benchmark-Free Allocation Fund), at 0.76% for Class A, 1.51% for Class C, 0.57% for Administrator Class, and 0.33% for Institutional Class. Without these caps, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International World Index (Net) (“MSCI World Index (Net)”) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6.	The Barclays U.S. TIPS 1-10 Year Index is an independently maintained and widely published index comprised of inflation-protected securities issued by the U.S. Treasury having a maturity of 1-10 years. You cannot invest directly in an index.

7.	The Consumer Price Index for All Urban Consumers in U.S. All Items (“Consumer Price Index”) is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

8.	The chart compares the performance of Class A shares for the most recent ten years with the performance of the MSCI World Index (Net), Barclays U.S. TIPS 1-10 Year Index, and Consumer Price Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

9.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

10.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

11.	We are reporting on a seven-month basis at this time because the fiscal year end for the Fund changed from September 30 to April 30, effective April 30, 2014.

12.	The ten largest holdings are calculated based on the value of the securities in the GMO Benchmark-Free Allocation Fund allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

13.	Portfolio allocation is subject to change and represents the portfolio allocation of the GMO Benchmark-Free Allocation Fund, which is calculated based on the total long-term investments of the GMO Benchmark-Free Allocation Fund.

8	Wells Fargo Advantage Absolute Return Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (excluding sales charges) outperformed its benchmarks, the Consumer Price Index and the Barclays U.S. TIPS 1-10 Year Index, but underperformed the MSCI World Index (Net) for the seven-month period that ended April 30, 2014[11].

■	Equity exposure, particularly the Fund’s allocation to international value and U.S. high-quality stocks, contributed significantly to returns, while other allocations within equities, fixed income, and alternatives contributed modestly.

■	Allocations to emerging markets debt, asset-backed securities, and credit were all mild contributors, while our positions in the GMO Alternative Asset Opportunity Fund and Treasury Inflation-Protected Securities (TIPS) were the most additive among the fixed-income and alternative holdings.

■	As noted above, there were no broad market allocations that detracted from performance.

Exposures to stocks both in the U.S. and international markets, along with our GMO Risk Premium strategy, provided positive returns against the backdrop of a market rally.

Stock markets (measured by MSCI World Index (Net)) continued to move higher in the fourth quarter of 2013 but share prices declined in January amid weakness in the China manufacturing sector, turmoil in emerging markets (Turkey, Ukraine, Argentina), and concerns that the Federal Reserve would become less accommodative. While markets did recover a bit from the lows registered early in 2014, the first four months of 2014 proved to be a more challenging environment for equities than in 2013.

Against this backdrop, investors became more discerning. The Russell 2000® Index9 lost 3.9% in April and is in solid negative territory for 2014. Small-cap growth (measured by Russell 2000® Growth Index10), in particular, took a knock and was down more than 5% in April alone.

Ten largest holdings[12] (%) as of April 30, 2014
GMO Alpha Only Fund, Class IV	13.99
GMO Alternative Asset Opportunity Fund	7.23
GMO Debt Opportunities Fund, Class VI	5.50
U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/2023	4.00
U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/2022	3.98
U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/2025	3.84
GMO Emerging Country Debt Fund, Class IV	3.51
U.S. Treasury Inflation Indexed Note, 1.13%, 01/15/2021	1.84
Total SA	1.02
International Business Machines Corporation	0.83

We made a few strategic changes during the period in response to changes in valuations.

We began reducing our equity exposure in 2014, finishing the seven-month period that ended April 30, 2014, with 48% in equities at the end of the period, down from 52% at the beginning of the period. Our position in U.S. high-quality stocks benefited from the strong U.S. market performance in 2013, and as a result, our forecast for the group has come down. Our reduction in equities has come from these U.S. high-quality holdings and was used to fund additional purchases of TIPS and cash. We continue to believe that international value stocks, predominantly within Europe and the U.K.; emerging markets stocks; and U.S. high-quality stocks represent the best value within the equity universe. On the fixed-income and credit side, our most substantive move was the aforementioned addition to our position in TIPS, which now stands at 14%. Our cash position is now higher as a result of our U.S. equity reduction.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Absolute Return Fund	9

Portfolio allocation[13] as of April 30, 2014

The Fund is defensively positioned based on current valuations, but our positioning will change if valuations change.

The Fund is currently positioned in a fairly defensive fashion, as we have some exposure to equities but hold some cash and cash alternatives. We have plenty of room to increase our equity exposure if equity prices fall and valuations improve; however, our plan for the year, should valuations remain unchanged, is to continue trimming our equity exposure. In our view, many assets have become expensive on an absolute basis, particularly U.S. equities. The good news is we believe that there are still pockets of opportunities to invest in reasonably priced assets, including high-quality stocks in the U.S. and value stocks internationally and in the emerging markets.

Much of the reason these asset classes look reasonable to us, though, is because the alternatives look downright unappealing. We believe cash and most fixed-income assets are priced to deliver meager and, in some cases, negative real returns over a multi-year period of time. So, we continue to hold a fair amount of alternatives in the portfolio through the GMO Alpha Only Fund and the GMO Alternative Asset Opportunity Fund. As noted, we have recently added to our position in TIPS because we feel they continue to be priced attractively relative to cash. The purpose of these holdings is to attempt to provide a modest return over cash and also to serve as a source of liquidity should valuations become more attractive elsewhere.

Please see footnotes on page 7.

10	Wells Fargo Advantage Absolute Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,030.21	$3.62	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61	0.72%
Class C
Actual	$1,000.00	$1,026.66	$7.39	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.35	1.47%
Administrator Class
Actual	$1,000.00	$1,031.11	$2.77	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$1,032.94	$1.46	0.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45	0.29%
Expenses including GMO Benchmark-Free Allocation Fund and underlying fund expenses
Class A
Actual	$1,000.00	$1,030.21	$7.80	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Class C
Actual	$1,000.00	$1,026.66	$11.56	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.39	$11.48	2.30%
Administrator Class
Actual	$1,000.00	$1,031.11	$6.95	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Institutional Class
Actual	$1,000.00	$1,032.94	$5.65	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Absolute Return Fund	11

Security name	Shares	Value

Investment Companies: 99.55%
GMO Benchmark-Free Allocation Fund, Class MF (l)	370,343,889	$10,236,305,093

Total Investment Companies (Cost $9,647,515,703)		10,236,305,093

Total investments
(Cost $9,647,515,703) *	99.55%	10,236,305,093
Other assets and liabilities, net	0.45	45,929,812

Total net assets	100.00%	$10,282,234,905

(l)	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $9,647,947,424 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$588,357,669
Gross unrealized depreciation	0

Net unrealized appreciation	$588,357,669

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Absolute Return Fund	Statement of assets and liabilities—April 30, 2014

Assets
Investment in affiliated investment companies, at value (see cost below)	$10,236,305,093
Cash	1,000,000
Receivable for Fund shares sold	63,678,571
Prepaid expenses and other assets	573,463

Total assets	10,301,557,127

Liabilities
Payable for Fund shares redeemed	13,876,941
Advisory and fund level administration fee payable	1,557,482
Distribution fees payable	959,131
Due to other related parties	1,282,043
Shareholder servicing fees payable	1,565,829
Accrued expenses and other liabilities	80,796

Total liabilities	19,322,222

Total net assets	$10,282,234,905

NET ASSETS CONSIST OF
Paid-in capital	$9,671,627,604
Overdistributed net investment income	(20,323,423)
Accumulated net realized gains on investments	42,141,334
Net unrealized gains on investments	588,789,390

Total net assets	$10,282,234,905

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,277,448,475
Shares outstanding – Class A	199,886,166
Net asset value per share – Class A	$11.39
Maximum offering price per share – Class A2	$12.08
Net assets – Class C	$1,600,481,508
Shares outstanding – Class C	141,999,560
Net asset value per share – Class C	$11.27
Net assets – Administrator Class	$4,223,678,133
Shares outstanding – Administrator Class	369,889,394
Net asset value per share – Administrator Class	$11.42
Net assets – Institutional Class	$2,180,626,789
Shares outstanding – Institutional Class	190,653,812
Net asset value per share – Institutional Class	$11.44

Investment in affiliated investment companies, at cost	$9,647,515,703

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations	Wells Fargo Advantage Absolute Return Fund	13

	Year ended April 30, 2014[1]	Year ended September 30, 2013

Investment income
Dividends from affiliated investment companies	$107,200,876	$57,798,302

Expenses
Advisory and fund level administration fee	9,295,205	7,322,303
Administration fees
Class A	2,908,770	2,210,570
Class C	2,015,572	1,564,542
Administrator Class	2,043,510	1,750,557
Institutional Class	700,969	280,323	[2]
Shareholder servicing fees
Class A	2,796,894	2,125,548
Class C	1,938,050	1,504,367
Administrator Class	4,852,977	3,970,047
Distribution fees
Class C	5,814,151	4,513,101
Custody and accounting fees	20,018	33,788
Professional fees	32,836	25,656
Registration fees	279,870	142,150
Shareholder report expenses	310,817	268,626
Trustees’ fees and expenses	9,422	12,636
Interest expense	1,594	0
Other fees and expenses	112,685	23,006

Total expenses	33,133,340	25,747,220

Net investment income	74,067,536	32,051,082

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Sale of affiliated investment companies	(405,134)	12,418
Capital gain distributions from affiliated investment companies	42,593,074	0

Net realized gains on investments	42,187,940	12,418
Net change in unrealized gains (losses) on investments	343,524,892	207,533,309

Net realized and unrealized gains (losses) on investments	385,712,832	207,545,727

Net increase in net assets resulting from operations	$459,780,368	$239,596,809

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.
2.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Absolute Return Fund	Statements of changes in net assets

	Year ended April 30, 2014[1]		Year ended September 30, 2013		Year ended September 30, 2012[2]

Operations
Net investment income (loss)		$74,067,536		$32,051,082		$(1,564,586)
Net realized gains (losses) on investments		42,187,940		12,418		(26,587)
Net change in unrealized gains (losses) on investments		343,524,892		207,533,309		37,731,189

Net increase in net assets resulting from operations		459,780,368		239,596,809		36,140,016

Distributions to shareholders from
Net investment income
Class A		(27,507,548)		(1,729,307)		0
Class C		(13,062,348)		(641,104)		0
Administrator Class		(52,881,692)		(4,342,591)		0
Institutional Class		(24,136,169)		(26,050)[3]		N/A
Net realized gains
Class A		(509,966)		0		0
Class C		(355,267)		0		0
Administrator Class		(929,933)		0		0
Institutional Class		(352,503)		0 [3]		N/A

Total distributions to shareholders		(119,735,426)		(6,739,052)		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	79,282,579	883,615,839	116,931,716	1,250,575,310	41,465,105	411,536,216
Class C	52,611,704	580,341,664	74,738,531	790,852,229	27,120,234	268,856,133
Administrator Class	154,904,463	1,731,111,195	229,252,464	2,445,179,878	95,466,895	948,258,360
Institutional Class	113,083,882	1,264,358,346	93,667,103 [3]	1,009,719,128 [3]	N/A	N/A

		4,459,427,044		5,496,326,545		1,628,650,709

Reinvestment of distributions
Class A	2,363,014	26,302,913	154,929	1,588,018	0	0
Class C	995,262	10,978,267	51,550	525,814	0	0
Administrator Class	3,800,981	42,347,513	342,110	3,510,050	0	0
Institutional Class	1,978,847	22,066,693	218 [3]	2,239 [3]	N/A	N/A

		101,695,386		5,626,121		0

Payment for shares redeemed
Class A	(20,013,523)	(222,913,694)	(18,062,305)	(192,797,252)	(2,235,349)	(22,283,587)
Class C	(7,927,993)	(87,444,171)	(4,998,352)	(53,053,507)	(591,376)	(5,873,709)
Administrator Class	(40,834,972)	(455,697,237)	(67,556,840)	(722,769,141)	(5,485,707)	(55,034,071)
Institutional Class	(13,829,658)	(154,375,173)	(4,246,580)[3]	(46,292,073)[3]	N/A	N/A

		(920,430,275)		(1,014,911,973)		(83,191,367)

Net increase in net assets resulting from capital share transactions		3,640,692,155		4,487,040,693		1,545,459,342

Total increase in net assets		3,980,737,097		4,719,898,450		1,581,599,358

Net assets
Beginning of period		6,301,497,808		1,581,599,358		0

End of period		$10,282,234,905		$6,301,497,808		$1,581,599,358

Undistributed (overdistributed) net investment income		$(20,323,423)		$23,184,069		$0

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the seven months ended September 30, 2012. The Fund commenced operations on March 1, 2012.

3.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Absolute Return Fund	15

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30
CLASS A		2013	2012[2]
Net asset value, beginning of period	$10.94	$10.16	$10.00
Net investment income (loss)	0.10	0.08	(0.02)[3]
Net realized and unrealized gains (losses) on investments	0.51	0.73	0.18

Total from investment operations	0.61	0.81	0.16
Distributions to shareholders from
Net investment income	(0.16)	(0.03)	0.00
Net realized gains	(0.00)[4]	0.00	0.00

Total distributions to shareholders	(0.16)	(0.03)	0.00
Net asset value, end of period	$11.39	$10.94	$10.16
Total return[5]	5.66%	8.02%	1.60%
Ratios to average net assets (annualized)
Gross expenses[6]	0.72%	0.73%	0.79%
Net expenses[6]	0.72%	0.73%	0.78%
Net investment income (loss)	1.55%	0.92%	(0.36)%
Supplemental data
Portfolio turnover rate	0%	0%	0%
Net assets, end of period (000s omitted)	$2,277,448	$1,512,891	$398,557

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios do not include the expenses of GMO Benchmark-Free Allocation Fund, Class MF which were as follows:

Year ended April 30, 2014[1]	0.54%
Year ended September 30, 2013	0.50%
Year ended September 30, 2012[2]	0.49%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Absolute Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30
CLASS C		2013	2012[2]
Net asset value, beginning of period	$10.82	$10.11	$10.00
Net investment income (loss)	0.06	0.03	(0.06)[3]
Net realized and unrealized gains (losses) on investments	0.50	0.70	0.17

Total from investment operations	0.56	0.73	0.11
Distributions to shareholders from
Net investment income	(0.11)	(0.02)	0.00
Net realized gains	(0.00)[4]	0.00	0.00

Total distributions to shareholders	(0.11)	(0.02)	0.00
Net asset value, end of period	$11.27	$10.82	$10.11
Total return[5]	5.23%	7.20%	1.10%
Ratios to average net assets (annualized)
Gross expenses[6]	1.47%	1.48%	1.54%
Net expenses[6]	1.47%	1.48%	1.53%
Net investment income (loss)	0.78%	0.14%	(1.11)%
Supplemental data
Portfolio turnover rate	0%	0%	0%
Net assets, end of period (000s omitted)	$1,600,482	$1,042,487	$268,171

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios do not include the expenses of GMO Benchmark-Free Allocation Fund, Class MF which were as follows:

Year ended April 30, 2014[1]	0.54%
Year ended September 30, 2013	0.50%
Year ended September 30, 2012[2]	0.49%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Absolute Return Fund	17

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30
ADMINISTRATOR CLASS		2013	2012[2]
Net asset value, beginning of period	$10.97	$10.17	$10.00
Net investment income (loss)	0.11	0.09	(0.01)[3]
Net realized and unrealized gains (losses) on investments	0.51	0.75	0.18

Total from investment operations	0.62	0.84	0.17
Distributions to shareholders from
Net investment income	(0.17)	(0.04)	0.00
Net realized gains	(0.00)[4]	0.00	0.00

Total distributions to shareholders	(0.17)	(0.04)	0.00
Net asset value, end of period	$11.42	$10.97	$10.17
Total return[5]	5.74%	8.25%	1.70%
Ratios to average net assets (annualized)
Gross expenses[6]	0.55%	0.55%	0.62%
Net expenses[6]	0.55%	0.55%	0.59%
Net investment income (loss)	1.69%	1.03%	(0.16)%
Supplemental data
Portfolio turnover rate	0%	0%	0%
Net assets, end of period (000s omitted)	$4,223,678	$2,763,630	$914,872

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from March 1, 2012 (commencement of class operations) to September 30, 2012.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Ratios do not include the expenses of GMO Benchmark-Free Allocation Fund, Class MF which were as follows:

Year ended April 30, 2014[1]	0.54%
Year ended September 30, 2013	0.50%
Year ended September 30, 2012[2]	0.49%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Absolute Return Fund	Financial highlights

(For a share outstanding throughout each period)

INSTITUTIONAL CLASS	Year ended April 30, 2014[1]	Year ended September 30, 2013[2]
Net asset value, beginning of period	$10.99	$10.18
Net investment income	0.12	0.14 [3]
Net realized and unrealized gains (losses) on investments	0.52	0.71

Total from investment operations	0.64	0.85
Distributions to shareholders from
Net investment income	(0.19)	(0.04)
Net realized gains	(0.00)[4]	0.00

Total distributions to shareholders	(0.19)	(0.04)
Net asset value, end of period	$11.44	$10.99
Total return[5]	5.93%	8.41%
Ratios to average net assets (annualized)
Gross expenses[6]	0.29%	0.30%
Net expenses[6]	0.29%	0.30%
Net investment income	1.84%	1.56%
Supplemental data
Portfolio turnover rate	0%	0%
Net assets, end of period (000s omitted)	$2,180,627	$982,490

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Ratios do not include the expenses of GMO Benchmark-Free Allocation Fund, Class MF which were as follows:

Year ended April 30, 2014[1]	0.54%
Year ended September 30, 2013[2]	0.50%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Absolute Return Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Absolute Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds that gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying funds”), principally GMO Alpha Only Fund, GMO Debt Opportunities Fund, GMO Alternative Asset Opportunity Fund, and GMO Emerging Country Debt Fund. GMO Implementation Fund is permitted to invest in any asset class. The Fund also may invest in securities or derivatives directly. As of April 30, 2014, the Fund owned 63% of Benchmark-Free Allocation Fund. Because the Fund invests all of its assets in Benchmark-Free Allocation Fund, the shareholders of the Fund bear the fees and expense of Benchmark-Free Allocation Fund which are not included in the Statements of Operations but are incurred indirectly because they are considered in the calculation of the net asset value of Benchmark-Free Allocation Fund. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. The valuation of investments in securities and the underlying funds held by Benchmark-Free Allocation Fund is discussed in the annual report of Benchmark-Free Allocation Fund which is included in the mailing of this shareholder report. An unaudited Consolidated Statement of Assets and Liabilities and an unaudited Consolidated Schedule of Investments for Benchmark-Free Allocation Fund as of April 30, 2014 have also been included as an Appendix in this report for your reference. The unaudited Consolidated Schedule of Investments for Benchmark-Free Allocation Fund includes the holdings of its wholly owned investment in GMO Implementation Fund.

Investment transactions and income recognition

Investment transactions are recorded on a trade date basis. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Income dividends and capital gain distributions from Benchmark-Free Allocation Fund are recorded on the ex-dividend date. Capital gain distributions from Benchmark-Free Allocation Fund are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20	Wells Fargo Advantage Absolute Return Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At April 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$12,729	$(12,729)

As of April 30, 2014, the Fund had a qualified late-year ordinary loss of $20,323,423 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, Level 2 inputs were used in valuing the Fund’s investment in Benchmark-Free Allocation Fund.

Transfers in and transfers out are recognized at the end of the reporting period. For the seven months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory and administration fee

The Trust has entered into an advisory and administration contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory and fund level administration fee starting at 0.225% and declining to 0.175% as the average daily net assets of the Fund increase. For the seven months ended April 30, 2014 and the year ended September 30, 2013, the advisory and fund level administration fee was equivalent to an annual rate of 0.19% and 0.21%, respectively, of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage Absolute Return Fund	21

Funds Management also provide class level administrative services which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.76% for Class A shares, 1.51% for Class C shares, 0.57% for Administrator Class shares, and 0.33% for Institutional Class shares. Prior to February 1, 2014, the Fund’s expenses were capped at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.35% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the seven months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $818,383 from the sale of Class A shares and $1,157 and $27,196 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT TRANSACTIONS

For the seven months ended April 30, 2014, the Fund made aggregate purchases and sales of $3,695,044,443 and $27,207,832, respectively, in its investment in Benchmark-Free Allocation Fund.

For the year ended September 30, 2013, the Fund made aggregate purchases and sales of $4,471,580,417 and $405,097, respectively, in its investment in Benchmark-Free Allocation Fund.

As a result of its investment in Benchmark-Free Allocation Fund, the Fund incurs purchase premium and redemption fees. These purchase premium and redemption fees are paid by the Fund to Benchmark-Free Allocation Fund to help offset estimated portfolio transaction and related costs incurred as a result of a purchase or redemption order by allocating estimated transaction costs to the purchasing or redeeming shareholder. The Fund is currently charged 0.11% for purchases and redemptions which are reflected in paid in capital.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the seven months ended April 30, 2014 and the year ended September 30, 2013, the Fund paid $4,966 and $3,867, respectively, in commitment fees.

During the seven months ended April 30, 2014, the Fund had average borrowings outstanding of $118,074 (on an annualized basis) at an average rate of 1.35% and paid interest in the amount of $1,594. For the year ended September 30, 2013, there were no borrowings by the Fund under the agreement.

22	Wells Fargo Advantage Absolute Return Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the seven months ended April 30, 2014 and year ended September 30, 2013 were as follows:

	Seven months ended April 30, 2014	Year ended September 30, 2013
Ordinary income	$117,587,446	$6,739,052
Long-term capital gain	2,147,980	0

For the year ended September 30, 2012, the Fund did not have any distributions paid to shareholders.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$42,573,055	$588,357,669	$(20,323,423)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Absolute Return Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Absolute Return Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of April 30, 2014, and the related statements of operations for the period from October 1, 2013 to April 30, 2014 and for the year ended September 30, 2013, and the statements of changes in net assets and financial highlights for the period from October 1, 2013 to April 30, 2014, for the year or period ended September 30, 2013 and for the period from March 1, 2012 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2014, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Absolute Return Fund as of April 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 12, 2014

24	Wells Fargo Advantage Absolute Return Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 32.16% of ordinary income dividends qualify for the corporate dividends-received deduction for the seven months ended April 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, $2,147,980 was designated as long-term capital gain distributions for the seven months ended April 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $92,394,653 of income dividends paid during the seven months ended April 30, 2014 has been designated as qualified dividend income (QDI).

For the seven months ended April 30, 2014, $12,418 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Absolute Return Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage Absolute Return Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Absolute Return Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory agreement. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Absolute Return Fund (the “Fund”).

The Fund is a gateway feeder fund that invests substantially all of its assets in the GMO Benchmark-Free Allocation Fund (the “GMO Fund”), a series of the GMO Trust, which is overseen by a different board of trustees. The GMO Fund is managed by Grantham Mayo Van Otterloo & Co. LLC (“GMO”). The Fund’s investment objective and principal investment strategies are substantially similar to those of the GMO Fund. References to the Fund and its performance and characteristics are also applicable to the GMO Fund, as relevant.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the continuation of the Advisory Agreement. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management about various topics. In this regard, the Board reviewed reports at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement and determined that the compensation payable to Funds Management is reasonable. The Board considered the continuation of the Advisory Agreement for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management under the Advisory Agreement. This information included, among other things, a summary of the background and experience of senior management of Funds Management.

In light of the gateway feeder nature of the Fund, the Board was advised that the scope of services under the Advisory Agreement would include various responsibilities related to the oversight of the GMO Fund and its performance and investment management activities, as well as fund-level administrative services typically provided by Funds Management under a separate administration agreement.

The Board evaluated the ability of Funds Management to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

28	Wells Fargo Advantage Absolute Return Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmarks, the Consumer Price Index, the MSCI World Index (Net) and the Barclays U.S. Treasury Inflation Note 1-10 Year Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, acquired fund fees and expenses, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements, but excluding purchase premiums, redemption fees and indirect interest expenses, at both the Fund-level and the GMO Fund-level. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund, including indirect fees and expenses incurred at the GMO Fund-level, were lower than the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreement.

Investment advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Advisory Agreement Rates cover both advisory and fund-level administration services, including fund-level transfer agency and fund-level sub-transfer agency costs.

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes. The Board viewed favorably the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by GMO to other types of clients with investment strategies similar to those of the GMO Fund. The Board received and considered this information because Fund shareholders incur advisory fees payable to GMO indirectly as acquired fund fees and expenses, even though the GMO Fund, which engages GMO, is overseen by a different board of trustees.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreement.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreement.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board took into account the agreed-upon revision to the advisory fee schedule for the Fund that adds an additional breakpoint. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

Other information (unaudited)	Wells Fargo Advantage Absolute Return Fund	29

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s business as a result of its relationship with the Fund. The Board also noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for an additional one-year period and determined that the compensation payable to Funds Management is reasonable.

30	Wells Fargo Advantage Absolute Return Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	COMMON STOCKS (a) — 41.2%

	Australia — 0.3%
4,548,003	Arrium Ltd	5,068,548
405,029	Bank of Queensland Ltd	4,630,505
187,155	Bendigo and Adelaide Bank Ltd	2,005,856
957,933	BlueScope Steel Ltd *	5,791,459
78,569	CSL Ltd	5,008,798
2,412,128	Goodman Fielder Ltd	1,513,814
572,413	Investa Office Fund (REIT)	1,782,076
667	Macquarie Group Ltd	35,935
2,621,604	Mirvac Group (REIT)	4,278,065
996,467	Pacific Brands Ltd	469,164
446,598	QBE Insurance Group Ltd	4,819,969
1,658,329	Stockland (REIT)	6,011,663
1,262,735	TABCORP Holdings Ltd	4,376,211
856,837	Tatts Group Ltd	2,409,918
1,744	Westpac Banking Corp	57,124

	Total Australia	48,259,105

	Austria — 0.1%
51,772	Erste Group Bank AG	1,740,800
184,412	OMV AG	8,622,075
131,257	Voestalpine AG	5,995,740

	Total Austria	16,358,615

	Belgium — 0.2%
178,143	Ageas	7,666,513
212,357	Belgacom SA	6,499,723
117,377	Delhaize Group	8,740,274
46,135	KBC Groep NV	2,815,290

	Total Belgium	25,721,800

	Brazil — 0.9%
131,200	Aes Tiete SA	859,074
28,600	Ambev SA	209,073
255,600	Ambev SA ADR	1,853,100
145,200	Banco Bradesco SA	2,230,340
2,942,500	Banco do Brasil SA	30,893,116
454,500	Banco Santander Brasil SA	3,037,134
747,000	Banco Santander Brasil SA ADR	4,967,550
45,300	BM&FBOVESPA SA	231,604
303,800	BR Malls Participacoes SA	2,614,608
194,800	BR Properties SA	1,555,954
627,700	Brasil Brokers Participacoes SA	1,233,020
446,700	Cia de Saneamento Basico do Estado de Sao Paulo	4,234,716
275,060	Cielo SA	4,872,685
339,900	Companhia de Saneamento Basico do Estado de Sao Paulo	3,219,503
126,500	Companhia de Saneamento de Minas Gerais-Copasa MG	1,974,302

Shares / Par Value ($)	Description	Value ($)
	Brazil — (continued)
860,100	Companhia Siderurgica Nacional SA	3,301,920
458,500	Companhia Siderurgica Nacional SA Sponsored ADR	1,774,395
284,200	Cosan Ltd-Class A	3,447,346
225,000	Cosan SA Industria e Comercio	3,858,729
261,000	CPFL Energia SA	2,213,481
82,800	CPFL Energia SA ADR	1,387,728
448,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,716,430
338,767	Duratex SA	1,466,129
757,900	EDP-Energias Do Brasil SA	3,293,666
260,100	Equatorial Energia SA	2,374,991
163,100	Grendene SA	1,031,376
197,600	Grupo BTG Pactual	2,696,700
417,900	Klabin SA	2,192,815
417,500	Light SA	3,332,885
594,100	MRV Engenharia e Participacoes SA	1,881,083
43,800	Multiplan Empreendimentos Imobiliarios SA	968,030
79,700	Multiplus SA	1,019,774
85,100	Porto Seguro SA	1,240,386
172,257	Sul America SA	1,263,102
537,100	Tim Participacoes SA	2,914,636
240,900	Tractebel Energia SA	3,582,574
331,500	Transmissora Alianca de Energia Eletrica SA	2,965,994
119,500	Ultrapar Participacoes SA	3,000,161
307,900	Vale SA	4,059,765
1,544,800	Vale SA Sponsored ADR	20,422,256

	Total Brazil	142,392,131

	Canada — 0.1%
1,000	Canadian Natural Resources Ltd	40,746
38,500	Canadian Tire Corp Ltd-Class A	3,781,328
257,300	First Quantum Minerals Ltd	5,124,638
71,800	Home Capital Group Inc	3,033,674
400	Magna International Inc	39,188
63,900	RONA Inc	644,218

	Total Canada	12,663,792

	Chile — 0.0%
2,933,723	Enersis SA	948,870
66,500	Enersis SA Sponsored ADR	1,070,650
50,173	ENTEL Chile SA	615,942

	Total Chile	2,635,462

	Czech Republic — 0.1%
546,594	CEZ AS	16,449,564
80,000	Telefonica 02 Czech Republic AS	1,212,822

	Total Czech Republic	17,662,386

A-1

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Denmark — 0.1%
3,324	AP Moller–Maersk A/S-Class A	7,935,245
30,609	Carlsberg A/S-Class B	3,061,890
41,616	Jyske Bank A/S *	2,288,042

	Total Denmark	13,285,177

	Egypt — 0.0%
1,215,188	Al Ezz Steel Rebars SAE *	2,925,291
68,093	Commercial International Bank	363,296
291,399	Global Telecom Holding *	1,085,700
298,263	Orascom Telecom Holding SAE *	223,260
1,624,915	Orascom Telecom Media And Technology Holding SAE	295,506
96,773	Sidi Kerir Petrochemicals Co	270,061
219,342	Talaat Moustafa Group	282,343
580,200	Telecom Egypt Co	1,236,734

	Total Egypt	6,682,191

	Finland — 0.2%
205,082	Fortum Oyj	4,633,229
36,980	Metso Oyj	1,488,436
70,757	Neste Oil Oyj	1,455,169
3,112,228	Nokia Oyj *	23,303,025
92,363	Sampo Oyj-Class A	4,590,400
198,062	UPM–Kymmene Oyj	3,468,818

	Total Finland	38,939,077

	France — 3.5%
470,152	Air France–KLM *	6,763,621
105,573	Alstom SA	4,362,699
628,374	ArcelorMittal	10,218,137
492,697	AXA	12,857,425
298,295	BNP Paribas	22,415,218
151,570	Bouygues SA	6,826,850
142	Cap Gemini SA	10,033
941	CGG SA *	16,281
118,106	Cie Generale des Etablissements Michelin-Class B	14,483,428
98,490	CNP Assurances	2,272,119
291,459	Compagnie de Saint-Gobain	17,856,365
438,981	Credit Agricole SA *	6,926,438
142,170	Electricite de France	5,459,457
1,493,247	GDF Suez	37,634,938
29,981	Lafarge SA	2,743,226
3,010,002	Orange	48,765,858
864,865	Peugeot SA *	15,302,014
252,207	Renault SA	24,658,240
507,885	Sanofi	54,810,869
118,342	Schneider Electric SA	11,108,872
379,201	Societe Generale	23,615,570
263,673	Technicolor *	1,971,396

Shares / Par Value ($)	Description	Value ($)
	France — (continued)
2,319,880	Total SA	165,973,860
81,232	Vallourec SA	4,800,444
259,431	Veolia Environnement SA	4,839,917
290,550	Vinci SA	21,938,361
1,532,717	Vivendi SA	41,179,128

	Total France	569,810,764

	Germany — 2.5%
208,513	Allianz SE (Registered)	36,287,486
118,822	Aurubis AG	6,348,000
479,739	BASF SE	55,652,463
298,943	Bayerische Motoren Werke AG	37,578,611
223,489	Commerzbank AG *	3,985,069
677,781	Daimler AG (Registered)	63,100,818
375,143	Deutsche Bank AG (Registered)	16,523,350
376,221	Deutsche Lufthansa AG (Registered)	9,447,971
1,692,829	Deutsche Telekom AG (Registered)	28,441,316
42,835	Duerr AG	3,389,352
2,775,910	E.ON AG	53,172,129
190,182	Freenet AG	6,586,594
30,876	Hannover Rueck SE	2,877,085
53,601	HeidelbergCement AG	4,657,288
151,074	K+S AG (Registered)	5,293,648
256,969	Kloeckner & Co SE *	3,894,652
264	Lanxess AG	20,104
177	Merck KGaA	29,921
146,354	Metro AG *	5,863,489
77,085	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	17,818,885
762,514	RWE AG	29,098,354
77,429	Salzgitter AG	3,288,860
32,878	Telefonica Deutschland Holding AG	273,527
27,948	Volkswagen AG	7,494,214

	Total Germany	401,123,186

	Hong Kong — 0.2%
367,098	Cheung Kong Holdings Ltd	6,259,568
3,200,008	Esprit Holdings Ltd	5,344,297
601,052	Link (REIT)	2,992,478
171	Melco International Development Ltd	525
671,319	Sun Hung Kai Properties Ltd	8,492,417
321,000	Wharf Holdings Ltd (The)	2,259,687
893,000	Yue Yuen Industrial Holdings	2,760,769

	Total Hong Kong	28,109,741

	Hungary — 0.0%
628,635	Magyar Telekom Telecommunications Plc	896,860
5,011	MOL Hungarian Oil and Gas Plc	288,296
200,855	OTP Bank Plc	3,835,532

	Total Hungary	5,020,688

A-2

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	India — 0.4%
57,044	Aban Offshore Ltd	491,407
928,401	Allahabad Bank	1,543,399
527,634	Andhra Bank	585,467
370,354	Aurobindo Pharma Ltd	3,536,890
123,182	Bank of Baroda	1,673,090
334,077	Bank of India	1,301,441
933,124	Bharat Heavy Electricals Ltd	2,807,187
675,165	Cairn India Ltd	3,753,509
389,293	Canara Bank Ltd	1,851,115
389,635	Coal India Ltd	1,908,561
27,080	GAIL India Ltd	166,275
98,833	HCL Technologies Ltd	2,304,965
33,284	Hero MotoCorp Ltd	1,225,462
1,306,240	Housing Development & Infrastructure Ltd *	1,486,826
58,369	ICICI Bank Ltd	1,209,838
24,800	ICICI Bank Ltd Sponsored ADR	1,058,216
269,318	Idea Cellular Ltd	608,114
41,571	Infosys Ltd	2,209,789
51,000	Infosys Ltd Sponsored ADR	2,739,210
79,791	Jai Balaji Industries Ltd *	21,722
160,333	Jindal Steel & Power Ltd	680,673
584,316	Karnataka Bank Ltd	1,192,649
33,958	Kiri Industries Ltd *	91,448
126,652	Lupin Ltd (b)	2,078,950
28,020	Maruti Suzuki India Ltd (b)	892,759
1,681,094	NHPC Ltd	528,538
816,394	NMDC Ltd	2,039,974
424,797	Oil & Natural Gas Corp Ltd	2,302,946
492,554	Oriental Bank of Commerce	2,027,412
487,352	Power Finance Corp	1,496,900
355,790	Punjab National Bank Ltd (b)	4,785,653
150,343	Rural Electrification Corp Ltd	592,125
17,280	Sesa Sterlite Ltd ADR	210,989
28,253	State Bank of India	976,271
382,607	Syndicate Bank	656,466
102,390	Tata Consultancy Services Ltd	3,719,850
88,203	Tata Motors Ltd	613,286
13,800	Tata Motors Ltd Sponsored ADR	516,396
488,164	Tata Power Co Ltd	633,133
218,495	Tech Mahindra Ltd	6,617,752

	Total India	65,136,653

	Indonesia — 0.2%
4,661,900	Adaro Energy Tbk PT	479,638
16,730,400	Astra International Tbk PT	10,779,264
5,600,970	Bank Mandiri Persero Tbk PT	4,785,558
2,732,170	Bank Rakyat Indonesia Persero Tbk PT	2,346,264
3,319,400	Bank Tabungan Negara Persero Tbk PT	332,113

Shares / Par Value ($)	Description	Value ($)
	Indonesia — (continued)
2,233,000	Gajah Tunggal Tbk PT	370,876
8,052,500	Global Mediacom Tbk PT	1,528,551
4,209,100	Harum Energy Tbk PT	862,280
510,700	Indo Tambangraya Megah Tbk PT	1,128,791
783,800	Indosat Tbk PT	265,510
3,431,000	Media Nusantara Citra Tbk PT	808,905
32,853,600	MNC Investama Tbk PT	873,633
5,060,300	Perusahaan Gas Negara Persero Tbk PT	2,337,119
3,054,000	Ramayana Lestari Sentosa Tbk PT	338,604
441,000	Tambang Batubara Bukit Asam Persero Tbk PT	377,546
38,921,600	Telekomunikasi Indonesia Persero Tbk PT	7,650,057
35,100	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,393,470
2,234,000	XL Axiata Tbk PT	1,002,043

	Total Indonesia	37,660,222

	Ireland — 0.0%
74,256	CRH Plc	2,161,857
157,594	Smurfit Kappa Group Plc	3,510,830

	Total Ireland	5,672,687

	Israel — 0.1%
371,184	Bank Hapoalim BM	2,096,816
1,281,532	Bank Leumi Le-Israel *	5,014,342
129,500	Check Point Software Technologies Ltd *	8,295,770
2,073,478	Israel Discount Bank Ltd-Class A *	3,707,270
234,284	Partner Communications Co Ltd *	2,097,872

	Total Israel	21,212,070

	Italy — 1.3%
5,778,088	A2A SPA	7,070,656
998	Atlantia SPA	25,997
147,044	Azimut Holding SPA	4,590,383
100,748	Banco Popolare Scarl *	2,082,100
8,786,526	Enel SPA	49,766,267
2,809,404	ENI SPA	72,761,642
128,510	Exor SPA	5,873,678
1,034,511	Fiat SPA *	12,489,372
980,525	Finmeccanica SPA *	9,074,203
21,606	Intesa Sanpaolo SPA	73,936
70,867	Italcementi SPA-Di RISP	552,180
1,922,839	Mediaset SPA *	10,641,315
445,380	Mediolanum SPA	4,008,691
94,156	Recordati SPA	1,648,218
138,954	Saipem SPA	3,727,151
17,429,105	Telecom Italia SPA *	22,396,890
8,881,464	Telecom Italia SPA-Di RISP	8,827,939

	Total Italy	215,610,618

A-3

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Japan — 2.5%
41,479	Adastria Holdings Co Ltd	902,673
455,200	Aeon Co Ltd	5,257,388
48,500	Alfresa Holdings Corp	3,019,456
184,000	Asahi Glass Co Ltd	1,043,166
130,000	Asahi Kasei Corp	883,844
4,400	Asatsu–DK Inc	99,535
1,100	Bridgestone Corp	39,386
321,000	Calsonic Kansei Corp	1,581,290
189,600	Canon Inc	5,941,107
24,700	Central Japan Railway Co	3,033,796
137,900	Chubu Electric Power Co Inc *	1,570,760
1,709,935	Cosmo Oil Co Ltd	3,198,810
1,365,000	Daikyo Inc	2,661,300
110,900	Daito Trust Construction Co Ltd	11,285,275
228,400	Dena Co Ltd	3,860,093
961,463	DIC Corp	2,551,557
53,100	FujiFilm Holdings Corp	1,371,683
1,400	Fuji Heavy Industries Ltd	36,813
78,700	Fuji Oil Co Ltd	1,063,301
219,000	Gunze Ltd	598,016
98,900	Hakuhodo DY Holdings Inc	767,183
267,000	Hanwa Co Ltd	1,044,303
1,072,007	Haseko Corp	6,788,741
245,200	Honda Motor Co Ltd	8,136,880
114,900	Idemitsu Kosan Co Ltd	2,540,843
508,300	INPEX Corp	7,412,744
172,700	IT Holdings Corp	2,677,194
1,227,900	Itochu Corp	13,764,501
28,100	Japan Airlines Co Ltd	1,454,720
874,400	Japan Tobacco Inc	28,740,257
336,500	JFE Holdings Inc	6,218,942
2,082,400	JX Holdings Inc	10,819,732
156,342	K’s Holdings Corp	4,537,101
123,600	Kao Corp	4,653,218
3,235,000	Kawasaki Kisen Kaisha Ltd	6,495,703
136,800	KDDI Corp	7,295,770
3,127,000	Kobe Steel Ltd	4,104,688
52,186	Kohnan Shoji Co Ltd	528,289
921,900	Leopalace21 Corp *	4,767,784
1,308,000	Marubeni Corp	8,740,596
212,604	Medipal Holdings Corp	2,990,372
1,407,600	Mitsubishi Chemical Holdings Corp	5,633,253
891,600	Mitsubishi Corp	15,966,150
291,000	Mitsubishi Gas Chemical Co Inc	1,680,085
651,900	Mitsubishi UFJ Lease & Finance Co Ltd	3,216,362
1,658,000	Mitsui Chemicals Inc	4,040,174
1,883,667	Mitsui Engineer & Shipbuilding Co Ltd	3,654,746
958,600	Mitsui & Co Ltd	13,595,220
1,331,012	Mitsui Mining & Smelting Co Ltd	3,300,440
1,369,134	Mitsui OSK Lines Ltd	4,567,522

Shares / Par Value ($)	Description	Value ($)
	Japan — (continued)
187,900	Net One Systems Co Ltd	1,528,743
310,000	Nichirei Corp	1,505,350
1,388,900	Nippon Light Metal Co Ltd	1,958,453
186,232	Nippon Paper Industries Co Ltd	3,403,521
14,000	Nippon Steel Corp	36,731
330,500	Nippon Telegraph & Telephone Corp	18,340,354
1,756,000	Nippon Yusen Kabushiki Kaisha	4,759,677
390,041	Nipro Corp	3,376,666
1,872,200	Nissan Motor Co Ltd	16,154,457
223,000	Nisshinbo Holdings Inc	1,910,501
331,086	North Pacific Bank Ltd	1,341,122
765,229	NTT Docomo Inc	12,205,817
26,300	Okinawa Electric Power Co	859,577
1,612	ORIX JREIT Inc (REIT)	2,050,667
34,200	Otsuka Holdings Co Ltd	985,226
1,610,100	Resona Holdings Inc	8,232,443
257,000	Round One Corp	1,845,983
43,400	Ryohin Keikaku Co Ltd	4,877,440
143,200	Sega Sammy Holdings Inc	2,886,515
110,000	Seino Holdings Co Ltd	1,087,211
23,300	Shimamura Co Ltd	2,170,588
488,900	Showa Shell Sekiyu KK	4,959,604
3,911,000	Sojitz Corp	6,166,939
2,860,600	Sumitomo Mitsui Construction Co Ltd *	2,946,745
1,056,600	Sumitomo Corp	13,715,179
260,000	Sumitomo Electric Industries Ltd	3,598,705
389,000	Sumitomo Metal Mining Co Ltd	5,875,656
46,552	Suzuken Co Ltd	1,677,972
143,395	Takeda Pharmaceutical Co Ltd	6,449,925
1,219,900	Tokyo Electric Power Co Inc (The) *	4,613,965
218,000	TonenGeneral Sekiyu KK	2,059,192
1,206,000	Tosoh Corp	4,601,980
325,200	Toyota Tsusho Corp	8,565,510
419,500	UNY Co Ltd	2,707,268
1,787,067	Yamada Denki Co Ltd	6,602,267

	Total Japan	406,190,711

	Malaysia — 0.1%
485,300	AMMB Holdings Berhad	1,068,112
1,414,812	CIMB Group Holdings Berhad	3,259,148
349,296	Hong Leong Bank Berhad	1,498,599
497,200	Tenaga Nasional Berhad	1,812,423

	Total Malaysia	7,638,282

	Mexico — 0.2%
1,238,000	America Movil SAB de CV	24,859,040
1,937,400	America Movil SAB de CV-Class L	1,953,282
323,232	Cemex SA de CV CPO *	410,626
199,992	Cemex SAB de CV Sponsored ADR *	2,527,899
11,800	Fomento Economico Mexicano SAB de CV	107,206

A-4

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Mexico — (continued)
18,000	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,633,860
722,600	Grupo Financiero Banorte SAB de CV-Class O	4,799,199

	Total Mexico	36,291,112

	Netherlands — 0.4%
1,362,111	Aegon NV	12,485,667
71,922	Corbion NV	1,668,062
216	Heineken NV	15,003
1,635,733	ING Groep NV *	23,382,566
390,086	Koninklijke Ahold NV	7,541,102
580,520	Koninklijke BAM Groep NV	3,147,709
48,554	Koninklijke DSM NV	3,486,554
1,890,981	Koninklijke KPN NV *	6,718,404
85,275	SNS REAAL NV * (c)	—
386,600	VimpelCom Ltd Sponsored ADR	3,247,440

	Total Netherlands	61,692,507

	New Zealand — 0.1%
492,436	Chorus Ltd	752,385
386,319	Fletcher Building Ltd	3,284,998
2,486,893	Telecom Corp of New Zealand	5,941,089

	Total New Zealand	9,978,472

	Norway — 0.3%
435,081	DNB ASA	7,712,036
348,265	Golden Ocean Group Ltd	617,611
146,453	Petroleum Geo–Services ASA	1,768,229
1,030,997	Statoil ASA	31,430,349
77,690	TGS Nopec Geophysical Co ASA	2,679,868
107,099	Yara International ASA	5,062,724

	Total Norway	49,270,817

	Peru — 0.0%
522,955	Companhia de Minas Buenaventura SA ADR	6,798,415

	Philippines — 0.0%
478,300	BDO Unibank Inc	949,245
53,880	GT Capital Holdings Inc	1,050,219
483,276	Metropolitan Bank & Trust	920,400
7,920	Philippine Long Distance Telephone Co	511,963
10,700	Philippine Long Distance Telephone Co Sponsored ADR	690,150
1,288,800	Puregold Price Club Inc	1,329,849

	Total Philippines	5,451,826

	Poland — 0.2%
160,687	Boryszew SA *	234,030

Shares / Par Value ($)	Description	Value ($)
	Poland — (continued)
58,785	Jastrzebska Spolka Weglowa SA	809,321
630,469	KGHM Polska Miedz SA *	22,827,969
737,494	PGE SA	5,124,699
59,510	Polski Koncern Naftowy Orlen SA	891,096
429,609	Synthos SA	677,116

	Total Poland	30,564,231

	Portugal — 0.1%
2,472,246	EDP-Energias de Portugal SA	12,009,329

	Russia — 1.2%
107,754	Aeroflot-Russian Airlines *	157,192
83,681	Bashneft OAO-Class S * (c)	4,891,991
71,181	Gazprom Neft JSC Sponsored ADR	1,416,624
7,600,719	Gazprom OAO Sponsored ADR	54,929,910
898,472	Lukoil OAO Sponsored ADR	47,564,588
41,570	Magnit OJSC GDR	1,967,199
22,163	Mail.ru Group Ltd GDR (Registered Shares) *	603,645
55,271	MegaFon OAO GDR	1,441,377
395,294	MMC Norilsk Nickel OJSC ADR	7,146,586
576,500	Mobile Telesystems Sponsored ADR	9,662,140
36,755	NovaTek OAO GDR	3,800,136
2,968,041	Rosneft OJSC GDR (Registered)	18,660,356
2,315,563	Sberbank Sponsored ADR	19,506,463
52,617	Severstal OAO GDR (Registered Shares)	371,941
141,308	Sistema JSFC Sponsored GDR (Registered Shares)	3,372,894
1,706,803	Surgutneftegas Sponsored ADR	12,103,379
158,722	Tatneft Sponsored ADR	5,459,484
371,201,552	VTB Bank OJSC *	407,579
3,523,186	VTB Bank OJSC GDR (Registered Shares)	7,494,754

	Total Russia	200,958,238

	Singapore — 0.1%
2,514,085	Ezra Holdings Ltd	2,111,673
16,423,000	Golden Agri-Resources Ltd	8,011,704
31,000	Ho Bee Land Ltd	56,735
6,659,000	Noble Group Ltd	6,856,635
525,000	Singapore Technologies Engineering Ltd	1,603,533
1,104,000	Swiber Holdings Ltd	564,910
3,971,644	Yangzijiang Shipbuilding Holdings Ltd	3,492,899

	Total Singapore	22,698,089

	South Africa — 0.4%
3,392,381	African Bank Investments Ltd	4,022,727
33,636	Barclays Africa Group Ltd	492,736
67,870	Bidvest Group Ltd	1,863,563
315,139	Capital Property Fund (REIT)	317,739

A-5

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	South Africa — (continued)
159,785	Discovery Ltd	1,387,190
29,016	Gold Fields Ltd	123,153
438,814	Gold Fields Ltd Sponsored ADR	1,856,183
122,636	Growthpoint Properties Ltd	283,493
48,844	Investec Ltd	429,897
101,987	Kumba Iron Ore Ltd	3,632,243
260,417	Life Healthcare Group Holdings Ltd	1,035,560
819,784	MTN Group Ltd	16,446,348
129,043	Naspers Ltd - N Shares	12,194,467
131,390	Sasol Ltd	7,363,661
1,647	Sasol Ltd Sponsored ADR	91,260
153,994	Telkom South Africa Ltd *	551,009
321,977	Vodacom Group Ltd	3,842,522
114,384	Wilson Bayly Holmes-Ovcon Ltd	1,479,179

	Total South Africa	57,412,930

	South Korea — 1.7%
146,840	BS Financial Group Inc	2,248,267
26,790	Capro Corp *	120,741
2,033	CJ Corp	246,222
52,131	CJ E & M Corp *	2,545,466
1,510	CJ O Shopping Co Ltd	533,805
36,335	Daelim Industrial Co Ltd	2,964,860
10,960	Daou Technology Inc	153,272
39,150	DGB Financial Group Inc	593,930
53,572	Dongbu Insurance Co Ltd	2,960,858
85,830	GS Engineering & Construction Corp *	3,028,275
65,598	GS Holdings	3,061,067
268,701	Hana Financial Group Inc	9,481,400
56,980	Hankook Tire WorldwideCo Ltd	1,155,805
45,510	Hanwha Corp	1,326,571
33,044	Hyundai Engineering & Construction	1,788,996
28,598	Hyundai Heavy Industries Co Ltd	5,376,827
71,270	Hyundai Marine & Fire Insurance Co Ltd	2,091,025
3,852	Hyundai Mipo Dockyard	525,892
53,147	Hyundai Mobis	15,183,221
82,228	Hyundai Motor Co	18,334,085
32,740	Hyundai Securities Co Ltd *	220,735
1,858	Hyundai Wia Corp	306,348
160,280	Iljin Holdings Co Ltd	972,863
324,740	Industrial Bank of Korea	3,999,913
6,770	Jahwa Electronics Co Ltd	121,350
166,440	KB Financial Group Inc	5,693,712
350,538	Kia Motors Corp	19,448,613
13,442	Kolon Industries Inc	891,932
11,921	Korea Zinc Co Ltd	3,928,253
398,820	KT Corp	12,712,037
30,900	KT Corp Sponsored ADR	491,619
16,410	KT&G Corp	1,315,131
8,903	LG Chem Ltd	2,272,568

Shares / Par Value ($)	Description	Value ($)
	South Korea — (continued)
49,380	LG Fashion Corp	1,283,859
43,810	LG International Corp	1,298,070
110,000	LG Uplus Corp	1,083,372
54,910	LIG Insurance Co Ltd	1,609,663
8,666	Lotte Chemical Corp	1,371,848
5,323	Lotte Shopping Co Ltd	1,650,797
1,785	Mando Corp	214,732
81,350	Meritz Fire & Marine Insurance Co Ltd	1,013,002
10,121	Mirae Asset Securities Co Ltd	415,845
12,169	NHN Entertainment Corp *	995,470
10,933	POSCO	3,229,917
22,600	POSCO ADR	1,663,360
29,983	S-Oil Corp	1,754,695
2,634	Samsung Electronics Co Ltd GDR (Registered Shares)	1,700,414
90,406	Samsung Engineering Co Ltd *	6,786,469
11,603	Samsung Fire & Marine Insurance Co Ltd	2,756,069
104,130	Samsung Heavy Industries Co Ltd	2,852,376
20,404	Samsung SDI Co Ltd	2,996,255
15,920	Samsung Card Co	578,249
49,791	Samsung Electronics Co Ltd	64,925,489
11,570	Seah Besteel Corp	312,568
3,634	SFA Engineering Corp	157,110
191,850	Shinhan Financial Group Co Ltd	8,373,943
2,173	Shinsegae Co Ltd	471,779
5,110	Silicon Works Co Ltd	114,106
12,167	SK Chemicals Co Ltd	709,611
3,692	SK Gas Co Ltd	339,216
95,035	SK Innovation Co Ltd	10,887,148
64,392	SK Telecom Co Ltd	13,332,680
124,900	SK Telecom Co Ltd ADR	2,883,941
24,144	SK Holdings Co Ltd	4,282,667
69,612	Sungwoo Hitech Co Ltd	1,124,441
562,560	Woori Finance Holdings Co Ltd * (c)	6,364,343

	Total South Korea	275,629,163

	Spain — 1.1%
25,129	Acciona SA	2,044,138
66,229	ACS Actividades de Construccion y Servicios SA	2,842,838
1,148,451	Banco Santander SA	11,422,111
129,413	Enagas	3,987,055
506,445	Gas Natural SDG SA	14,522,321
4,715,214	Iberdrola SA	32,938,288
400,656	Indra Sistemas SA	7,525,128
266,344	Mapfre SA	1,123,306
240	Red Electrica Corp SA	19,756
1,061,749	Repsol YPF SA	28,587,011
4,103,977	Telefonica SA	68,873,399

	Total Spain	173,885,351

A-6

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	47,282

	Sweden — 0.1%
176,788	Investor AB	6,848,025
2,836	Skandinaviska Enskilda Banken AB-Class A	39,173
87,988	Skanska AB - B Shares	2,020,142
230,515	Tele2 AB - B Shares	2,945,775
1,629,091	TeliaSonera AB	11,858,243

	Total Sweden	23,711,358

	Switzerland — 0.2%
72,969	Holcim Ltd (Registered)	6,692,455
9,757	Swiss Life Holding AG (Registered)	2,403,887
36,375	Swiss Re AG	3,180,669
2,925	Swisscom AG (Registered)	1,779,509
84,750	Transocean Ltd	3,620,424
50,796	Zurich Insurance Group AG	14,566,193

	Total Switzerland	32,243,137

	Taiwan — 1.3%
4,090,000	Acer Inc *	2,529,242
1,239,000	Advanced Semiconductor Engineering Inc	1,442,769
239,000	Advantech Co Ltd	1,547,972
1,609,000	Asustek Computer Inc	16,635,502
998,000	Career Technology MFG Co Ltd	1,409,080
1,176,000	Catcher Technology Co Ltd	9,929,640
271,000	China Manmade Fibers *	91,723
2,331,000	China Petrochemical Development Corp	919,090
1,102,000	Chipbond Technology Corp	1,887,448
441,837	Chong Hong Construction Co Ltd	1,220,505
2,549,470	Chunghwa Telecom Co Ltd	7,972,323
500	Chunghwa Telecom Co Ltd ADR	15,695
9,628,000	Compal Electronics Inc	6,868,918
1,660,000	Coretronic Corp	1,982,392
559,000	Delta Electronics Inc	3,432,078
40,000	Dynapack International Technology Corp	104,362
4,976,600	E.Sun Financial Holding Co Ltd	3,010,147
686,000	Elan Microelectronics Corp	1,270,532
1,012,000	Far EasTone Telecommunications Co Ltd	2,188,131
356,062	Flexium Interconnect Inc	969,276
1,312,000	Foxconn Technology Co Ltd	3,264,548
715,000	Highwealth Construction Corp	1,596,392
9,367,000	Hon Hai Precision Industry Co Ltd	26,901,658
1,526,000	HTC Corp	7,847,677
366,540	ILI Technology Corp	720,746
260,407	Integrated Memory Logic Ltd	713,313
270,000	Kinsus Interconnect Technology Corp	1,020,886
1,972,537	Lite-On Technology Corp	3,017,530
343,000	Makalot Industrial Co Ltd	1,803,684

Shares / Par Value ($)	Description	Value ($)
	Taiwan — (continued)
301,022	MediaTek Inc	4,717,010
3,785,976	Mega Financial Holding Co Ltd	2,898,474
584,000	Novatek Microelectronics Corp Ltd	2,707,094
2,580,000	Pegatron Corp	3,915,152
324,000	Phison Electronics Corp	2,206,412
695,000	Pou Chen Corp	884,934
2,418,808	Powertech Technology Inc	3,914,671
3,064,000	Quanta Computer Inc	8,406,939
1,397,020	Radiant Opto-Electronics Corp	5,632,457
744,330	Realtek Semiconductor Corp	2,125,109
80,432	Silicon Motion Technology Corp ADR	1,334,367
618,000	Siliconware Precision Industries Co	915,733
517,000	Simplo Technology Co Ltd	2,693,347
1,200,000	Synnex Technology International Corp	1,867,507
2,176,102	Taishin Financial Holding Co Ltd	988,384
865,000	Taiwan Mobile Co Ltd	2,792,101
680,044	Taiwan PCB Techvest Co Ltd	967,946
964,400	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	19,384,440
342,000	Taiwan Semiconductor Manufacturing Co Ltd	1,343,840
1,744,085	TPK Holding Co Ltd	13,323,736
1,139,000	Tripod Technology Corp	2,245,024
2,564,000	Unimicron Technology Corp	2,182,400
5,234,522	Wistron Corp	4,373,987
1,447,000	WPG Holdings Co Ltd	1,780,140
613,000	Yungtay Engineering Co Ltd	1,808,572

	Total Taiwan	207,723,035

	Thailand — 0.3%
559,900	Advanced Info Service Pcl (Foreign Registered)	4,198,022
1,376,100	Bangchak Petroleum Pcl (Foreign Registered)	1,364,016
6,867,600	Bangkok Dusit Medical Services Pcl-Class F	3,152,404
7,314,700	Banpu Pcl (Foreign Registered)	6,794,705
462,250	Electricity Generating Pcl (Foreign Registered)	1,879,996
1,169,600	Esso Thailand Pcl (Foreign Registered) *	226,356
633,700	Glow Energy Pcl (Foreign Registered)	1,524,520
130,800	Intouch Holdings Pcl-Class F (b)	315,999
1,329,900	PTT Exploration & Production Pcl (Foreign Registered)	6,564,119
954,300	PTT Global Chemical Pcl (Foreign Registered)	2,059,901
1,562,400	PTT Pcl (Foreign Registered)	15,126,568
1,066,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (b)	1,749,186
57,400	Ratchaburi Electricity Generating Holding Pcl NVDR	94,573
20,224,800	Sansiri Pcl (Foreign Registered)	1,198,771

A-7

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Thailand — (continued)
667,400	Shin Corp Pcl	1,612,324
2,521,200	Thai Oil Pcl (Foreign Registered)	4,077,315
1,120,000	Thanachart Capital Pcl (Foreign Registered)	1,205,864
3,557,400	TTW Pcl	1,099,926

	Total Thailand	54,244,565

	Turkey — 0.9%
3,513,677	Akbank TAS	12,335,526
3,648,221	Asya Katilim Bankasi AS *	2,816,045
193,349	Dogus Gayrimenkul Yatirim Ortakligi AS *	458,412
103,049	Dogus Otomotiv Servis ve Ticaret AS	391,641
1,510,580	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,655,858
3,105,053	Emlak Konut Gayrimenkul Yatirim	4,077,290
840,363	Eregli Demir ve Celik Fabrikalari TAS	1,169,345
608,147	Gubre Fabrikalari TAS *	1,210,931
827,432	Haci Omer Sabanci Holding AS	3,503,018
1,678,990	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	2,130,498
445,241	KOC Holding AS	1,995,202
273,830	Koza Altin Isletmeleri AS	2,745,898
1,673,369	Koza Anadolu Metal Madencilik Isletmeleri AS *	2,019,182
119,400	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	223,677
113,153	Pegasus Hava Tasimaciligi AS *	1,517,981
1,207,076	Tekfen Holding AS	3,056,662
57,583	Tofas Turk Otomobil Fabrikasi AS	353,432
163,305	Tupras-Turkiye Petrol Rafineriler AS	3,694,424
716,623	Turk Hava Yollari Anonim Ortakligi	2,300,932
1,457,723	Turk Telekomunikasyon AS	4,387,653
1,384,931	Turkcell Iletisim Hizmetleri AS *	8,088,650
11,300	Turkcell Iletisim Hizmetleri AS ADR *	163,624
5,524,472	Turkiye Garanti Bankasi AS	20,350,485
9,080,969	Turkiye IS Bankasi-Class C	21,476,385
815,636	Turkiye Sise ve Cam Fabrikalari AS	1,023,830
5,436,845	Turkiye Vakiflar Bankasi TAO-Class D	11,418,008
2,085,342	Turkiye Halk Bankasi AS	14,021,035
4,770,798	Yapi ve Kredi Bankasi AS	9,974,390

	Total Turkey	138,560,014

	United Kingdom — 4.0%
70,003	Admiral Group Plc	1,653,158
250,407	Amlin Plc	1,893,247
284,197	Ashtead Group Plc	4,210,714
1,194,925	AstraZeneca Plc	94,320,917
1,202,907	Aviva Plc	10,720,054
1,516,245	BAE Systems Plc	10,258,109
1,228,201	Balfour Beatty Plc	5,832,819
3,330,193	Barclays Plc	14,220,066

Shares / Par Value ($)	Description	Value ($)
	United Kingdom — (continued)
662,626	Barratt Developments Plc	4,144,170
440,271	BG Group Plc	8,906,377
14,279,621	BP Plc	120,564,438
6,196	BT Group Plc	38,679
118,656	Bunzl Plc	3,380,716
162,313	Cape Plc	823,024
229,989	Catlin Group Ltd	2,054,082
1,604,560	Centrica Plc	8,948,691
601,615	Cobham Plc	3,138,542
1,056,432	Debenhams Plc	1,434,779
4,467,853	Dixons Retail Plc *	3,398,144
366,929	Drax Group Plc	4,107,403
50,981	Eurasia Drilling Co Ltd GDR	1,256,151
502,609	Evraz Plc *	819,746
2,003,708	FirstGroup Plc *	4,378,446
2,174,379	Glencore Xstrata Plc	11,732,436
85,183	Globaltrans Investment Plc Sponsored GDR	811,849
1,025,704	Home Retail Group Plc	3,544,126
1,615,718	HSBC Holdings Plc	16,508,778
799,083	Imperial Tobacco Group Plc	34,531,871
324,972	Inchcape Plc	3,530,236
318,201	Intermediate Capital Group Plc	2,388,356
49,016	JD Wetherspoon Plc	698,329
181,154	J Sainsbury Plc	1,027,651
132,030	Lancashire Holdings Ltd	1,561,110
1,376,162	Legal & General Group Plc	4,926,303
3,741,808	Man Group Plc	6,244,513
489,876	Marks & Spencer Group Plc	3,662,466
86,553	Micro Focus International Plc	1,135,091
266,917	National Express Group Plc	1,259,159
53,253	Next Plc	5,874,969
94,821	Pearson Plc	1,778,080
2,155	Prudential Plc	49,542
1,335	Rio Tinto Plc	72,581
8,212	Royal Bank of Scotland Group Plc *	41,606
2,228,563	Royal Dutch Shell Plc A Shares (London)	88,104,454
1,628,583	Royal Dutch Shell Plc B Shares (London)	69,151,244
1,521,791	RSA Insurance Group Plc	2,526,806
280,005	Scottish & Southern Energy Plc	7,220,350
402,639	Spirit Pub Co Plc	533,794
526,823	Standard Life Assurance Plc	3,405,906
4,299,850	Tesco Plc	21,301,136
2,714,312	Thomas Cook Group Plc *	8,023,773
821,487	TUI Travel Plc	5,942,015
9,317,734	Vodafone Group Plc	35,375,774
5,468	William Hill Plc	32,765
1,389,570	WM Morrison Supermarkets Plc	4,717,127
2,281	WPP Plc	49,182

	Total United Kingdom	658,265,850

A-8

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	United States — 15.8%
369,600	3M Co.	51,407,664
1,045,500	Abbott Laboratories	40,502,670
291,590	Accenture Plc-Class A	23,391,350
89,100	Adobe Systems, Inc. *	5,496,579
62,300	Allergan, Inc.	10,331,832
49,900	Ametek, Inc.	2,630,728
197,700	Amgen, Inc.	22,092,975
34,500	Amphenol Corp.-Class A	3,289,575
90,900	Analog Devices, Inc.	4,662,261
11,800	Ansys, Inc. *	900,458
93,700	Apache Corp.	8,133,160
54,200	Apollo Education Group, Inc. *	1,564,212
114,700	Apple, Inc.	67,683,323
10,500	Applied Industrial Technologies, Inc.	503,160
13,500	AptarGroup, Inc.	910,170
281,100	Baxter International, Inc.	20,461,269
129,300	Becton, Dickinson and Co.	14,614,779
202,600	Bed Bath & Beyond, Inc. *	12,587,538
37,500	Biogen Idec, Inc. *	10,767,000
104,700	Bristol-Myers Squibb Co.	5,244,423
16,200	Brown-Forman Corp.-Class B	1,453,464
5,600	Buckle, Inc. (The)	263,144
116,300	CA, Inc.	3,505,282
7,900	Capella Education Co.	461,044
38,800	Cerner Corp. *	1,990,440
51,700	CH Robinson Worldwide, Inc.	3,045,130
769,600	Chevron Corp.	96,600,192
63,900	Church & Dwight Co., Inc.	4,409,739
4,737,100	Cisco Systems, Inc.	109,474,381
69,600	Citrix Systems, Inc. *	4,127,976
13,500	Clarcor, Inc.	779,760
134,200	Coach, Inc.	5,992,030
1,984,800	Coca-Cola Co. (The)	80,959,992
212,900	Cognizant Technology Solutions Corp.-Class A *	10,198,974
510,600	Colgate-Palmolive Co.	34,363,380
286,500	ConocoPhillips	21,289,815
48,500	Copa Holdings SA-Class A	6,561,080
112,100	Costco Wholesale Corp.	12,967,728
143,900	Covidien Plc	10,252,875
28,000	CR Bard, Inc.	3,845,240
154,500	CTC Media, Inc.	1,339,515
280,400	Danaher Corp.	20,575,752
55,500	Denbury Resources, Inc.	933,510
35,300	Devon Energy Corp.	2,471,000
22,800	Donaldson Co., Inc.	959,652
36,100	Dover Corp.	3,119,040
439,300	eBay, Inc. *	22,768,919
10,600	Edwards Lifesciences Corp. *	863,582
255,900	Eli Lilly & Co.	15,123,690

Shares / Par Value ($)	Description	Value ($)
	United States — (continued)
1,160,400	EMC Corp.	29,938,320
436,100	Emerson Electric Co.	29,733,298
19,200	Equifax, Inc.	1,359,552
68,300	Expeditors International of Washington, Inc.	2,816,692
1,078,700	Express Scripts Holding Co. *	71,819,846
343,400	Exxon Mobil Corp.	35,167,594
17,500	F5 Networks, Inc. *	1,840,475
5,800	FactSet Research Systems, Inc.	617,700
23,500	Fastenal Co.	1,176,880
165,400	General Mills, Inc.	8,769,508
45,000	Gentex Corp.	1,290,150
79,800	Genuine Parts Co.	6,952,176
400	Gilead Sciences, Inc. *	31,396
22,600	Global Payments, Inc.	1,510,358
106,800	Google, Inc.-Class A *	57,125,184
106,000	Google, Inc.-Class C *	55,825,960
13,700	Grand Canyon Education, Inc. *	590,744
38,800	Hasbro, Inc.	2,144,088
12,400	Heartland Express, Inc.	269,824
36,000	Henry Schein, Inc. *	4,112,280
43,800	Herbalife Ltd.	2,627,124
57,800	Hess Corp.	5,153,448
709,400	Hewlett-Packard Co.	23,452,764
40,600	Hormel Foods Corp.	1,936,214
15,300	Hubbell, Inc.-Class B	1,801,116
87,600	Humana, Inc.	9,614,100
190,400	Illinois Tool Works, Inc.	16,227,792
688,300	International Business Machines Corp.	135,230,301
126,900	Intuit, Inc.	9,612,675
4,700	Intuitive Surgical, Inc. *	1,699,990
4,200	J&J Snack Foods Corp.	393,120
19,700	Jack Henry & Associates, Inc.	1,086,652
1,198,500	Johnson & Johnson	121,396,065
1,121,900	JPMorgan Chase & Co.	62,803,962
300	Kimberly-Clark Corp.	33,675
58,400	Laboratory Corp. of America Holdings *	5,764,080
5,400	Lancaster Colony Corp.	512,352
14,000	Landstar System, Inc.	881,860
63,400	Linear Technology Corp.	2,821,300
107,500	Lorillard, Inc.	6,387,650
210,600	Marathon Oil Corp.	7,613,190
14,100	Masimo Corp. *	377,316
27,500	Mastercard, Inc.-Class A	2,022,625
170,600	Mattel, Inc.	6,690,079
33,800	McCormick & Co., Inc. (Non Voting)	2,406,560
228,100	McDonald’s Corp.	23,124,778
19,600	Mednax, Inc. *	1,161,300
453,600	Medtronic, Inc.	26,680,752
5,100	Mettler-Toledo International, Inc. *	1,188,912

A-9

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	United States — (continued)
23,600	Micros Systems, Inc. *	1,215,400
3,250,600	Microsoft Corp.	131,324,240
171,600	Monsanto Co.	18,996,120
11,200	MSC Industrial Direct Co., Inc.-Class A	1,019,872
52,600	Murphy Oil Corp.	3,336,418
108,400	NetApp, Inc.	3,860,124
25,100	NeuStar, Inc.-Class A *	645,572
24,400	Newfield Exploration Co. *	825,940
324,100	Nike, Inc.-Class B	23,643,095
152,300	Occidental Petroleum Corp.	14,582,725
16,000	Oceaneering International, Inc.	1,172,480
3,258,400	Oracle Corp.	133,203,392
25,300	Pall Corp.	2,128,995
34,500	Patterson Cos., Inc.	1,404,150
102,800	Paychex, Inc.	4,298,068
448,500	PepsiCo, Inc.	38,521,665
176,500	Pfizer, Inc.	5,520,920
1,566,200	Philip Morris International, Inc.	133,800,466
10,700	Polaris Industries, Inc.	1,437,331
47,300	Precision Castparts Corp.	11,971,157
1,313,600	Procter & Gamble Co. (The)	108,437,680
798,100	Qualcomm, Inc.	62,818,451
14,200	Ralph Lauren Corp.	2,149,454
15,900	ResMed, Inc.	792,615
87,400	Reynolds American, Inc.	4,931,982
42,800	Rockwell Automation, Inc.	5,100,904
20,000	Roper Industries, Inc.	2,779,000
38,800	Sigma-Aldrich Corp.	3,732,948
207,000	Southern Copper Corp.	6,238,980
129,000	St Jude Medical, Inc.	8,187,630
19,300	Steven Madden Ltd. *	687,273
15,400	Stone Energy Corp. *	755,370
196,700	Stryker Corp.	15,293,425
302,300	Sysco Corp.	11,012,789
500	Target Corp.	30,875
9,400	Techne Corp.	839,514
79,700	Teradata Corp. *	3,623,162
27,400	Texas Roadhouse, Inc.	677,876
120,300	TJX Cos, Inc. (The)	6,999,054
69,200	Total System Services, Inc.	2,198,484
15,900	Tupperware Brands Corp.	1,350,069
8,200	United Natural Foods, Inc. *	566,046
109,904	United Technologies Corp.	13,004,940
564,600	UnitedHealth Group, Inc.	42,367,584
33,700	Urban Outfitters, Inc.*	1,201,574
37,800	Varian Medical Systems, Inc.*	3,006,990
141,600	VF Corp.	8,650,344
100	Visa, Inc.-Class A	20,261
17,800	Wabtec Corp.	1,326,990
622,400	Wal-Mart Stores, Inc.	49,611,504
22,700	Waters Corp.*	2,236,858
131,000	WellPoint, Inc.	13,189,080
1,404,200	Wells Fargo & Co.	69,704,488

Shares / Par Value ($)	Description	Value ($)
	United States — (continued)
9,900	Whiting Petroleum Corp.*	729,828
48,700	WPX Energy, Inc.*	1,036,336
18,000	WW Grainger, Inc.	4,579,200
92,400	Xilinx, Inc.	4,360,356
117,200	Zimmer Holdings, Inc.	11,344,960

	Total United States	2,590,148,233

	TOTAL COMMON STOCKS (COST $6,234,622,922)	6,735,369,312

	PREFERRED STOCKS (a) — 1.5%

	Brazil — 1.0%
492,100	AES Tiete SA	3,864,411
511,090	Banco Bradesco SA	7,607,614
567,810	Banco Bradesco SA ADR	8,443,335
432,100	Banco do Estado do Rio Grande do Sul SA-Class B	2,424,295
194,150	Bradespar SA	1,680,500
126,200	Companhia de Transmissao de Energia Eletrica Paulista	1,395,147
1,365,727	Companhia Energetica de Minas Gerais	10,406,414
1,139,239	Companhia Energetica de Minas Gerais Sponsored ADR	8,589,862
250,700	Companhia Energetica de Sao Paulo-Class B	2,971,634
145,300	Companhia Paranaense de Energia ADR	2,085,055
184,600	Companhia Paranaense de Energia-Class B	2,645,126
734,100	Eletropaulo Metropolitana SA	2,999,283
787,200	Gerdau SA	4,720,199
335,700	Gerdau SA ADR	2,017,557
164,400	Gol Linhas Aereas Inteligentes SA ADR *	1,068,600
213,000	Gol Linhas Aereas Inteligentes SA	1,365,072
724,360	Itau Unibanco Holding SA	11,954,904
603,360	Itau Unibanco Holding SA ADR	9,870,970
3,301,917	Itausa-Investimentos Itau SA	14,512,294
418,300	Metalurgica Gerdau SA	3,031,608
3,407,000	Oi SA	3,269,864
241,400	Petroleo Brasileiro SA (Petrobras)	1,793,922
110,200	Petroleo Brasileiro SA Sponsored ADR	1,630,960
285,400	Telefonica Brasil SA	5,995,352
445,600	Telefonica Brasil SA ADR	9,446,720
142,500	Tim Participacoes SA ADR	3,834,675
68,700	Usinas Siderrurgicas de Minas Gerais SA	268,669
2,356,900	Vale SA	27,926,583
253,300	Vale SA Sponsored ADR	3,006,671

	Total Brazil	160,827,296

	Germany — 0.3%
155,370	Porsche Automobil Holding SE	17,183,143
159,412	Volkswagen AG	43,093,052

	Total Germany	60,276,195

A-10

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Russia — 0.1%
1,062,224	Sberbank	1,791,692
20,898,201	Surgutneftegaz OJSC	14,548,074
1,491	Transneft	3,290,663

	Total Russia	19,630,429

	South Korea — 0.1%
22,063	Hyundai Motor Co	3,097,279
20,456	Hyundai Motor Co	2,580,418
5,319	Samsung Electronics Co Ltd (Non-Voting)	5,348,674

	Total South Korea	11,026,371

	TOTAL PREFERRED STOCKS (COST $246,047,293)	251,760,291

	RIGHTS/WARRANTS (a) — 0.0%

	Australia — 0.0%
46,734	Bank of Queensland Ltd Rights, Expires 05/09/14 *	65,558

	Total Australia	65,558

	Brazil — 0.0%
12,669	Klabin SA Rights, Expires 05/23/14 *	568
40	AMBEV SA Rights, Expires 05/27/14 *	5

	Total Brazil	573

	France — 0.0%
864,865	Peugeot SA Warrants, Expires 04/29/17 *	1,654,620

	Total France	1,654,620

	Hong Kong — 0.0%
61,589	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	42,103

	Total Hong Kong	42,103

	South Korea — 0.0%
27,709	GS Engineering & Construction Corp Rights, Expires 06/12/14 *	233,300

	Total South Korea	233,300

	TOTAL RIGHTS/WARRANTS (COST $1,106,601)	1,996,154

	INVESTMENT FUNDS (a) — 0.0%

	Thailand — 0.0%
1,300,040	BTS Rail Mass Transit Growth Infrastructure Fund	388,143
3,853,600	TRUE Telecommunication Growth Infrastructure Fund *	1,204,041

Shares / Par Value ($)	Description	Value ($)
	United States — 0.0%
92,118	iShares MSCI Emerging Markets ETF	3,807,237

	TOTAL INVESTMENT FUNDS (COST $5,561,695)	5,399,421

	DEBT OBLIGATIONS (a) — 14.3%

	United States — 0.0%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 1.00%, due 01/28/15	377,594
775,307	Caesars Entertainment Corp. Term Loan B3, 3.21%, due 01/28/15	764,647

	Total Bank Loans	1,142,241

	CMBS Collateralized Debt Obligations — 0.0%
1,599,400	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.04%, due 11/23/52	1,599

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	532,500

	Total Asset-Backed Securities	1,676,340

	U.S. Government — 14.3%
526,426,353	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (d)	626,488,421
27,937,680	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/27 (d)	33,649,623
281,484,622	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (d)	300,858,646
656,437,551	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (d)	648,899,022
64,994,400	U.S. Treasury Inflation Indexed Note, 0.50%, due 04/15/15 (d)	66,197,836
668,290,413	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/23 (d)	653,149,625

	Total U.S. Government	2,329,243,173

	TOTAL DEBT OBLIGATIONS (COST $2,322,260,737)	2,330,919,513

	MUTUAL FUNDS — 30.2%

	United States — 30.2%
	Affiliated Issuers
94,179,027	GMO Alpha Only Fund, Class IV	2,283,841,399
36,483,110	GMO Alternative Asset Opportunity Fund	1,179,498,949
256,557,369	GMO Debt Opportunities Fund, Class VI	897,950,792

A-11

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	United States — (continued)
56,023,439	GMO Emerging Country Debt Fund, Class IV	573,119,781

	TOTAL MUTUAL FUNDS (COST $4,840,764,897)	4,934,410,921

	SHORT-TERM INVESTMENTS (a) — 13.0%

	Money Market Funds — 1.9%
316,696,454	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (e)	316,696,454

	U.S. Government — 11.1%
47,000,000	U.S. Treasury Bill, 0.10%, due 05/29/14 (f) (g)	46,996,527
60,000,000	U.S. Treasury Bill, 0.13%, due 05/29/14 (g)	59,994,167
90,000,000	U.S. Treasury Bill, 0.12%, due 09/18/14 (f) (g)	89,989,470
26,000,000	U.S. Treasury Bill, 0.03%, due 05/15/14 (g)	25,999,697
14,600,000	U.S. Treasury Bill, 0.04%, due 05/15/14 (g)	14,599,801
117,000,000	U.S. Treasury Bill, 0.05%, due 07/03/14 (g)	116,996,958
40,000,000	U.S. Treasury Bill, 0.06%, due 07/03/14 (g)	39,998,960
165,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (f) (g)	164,994,225
36,600,000	U.S. Treasury Bill, 0.04%, due 07/17/14 (g)	36,598,426
16,800,000	U.S. Treasury Bill, 0.05%, due 07/17/14 (g)	16,799,277
294,225,000	U.S. Treasury Bill, 0.04%, due 08/21/14 (g)	294,197,637
176,300,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (f) (g)	176,266,784
127,500,000	U.S. Treasury Bill, 0.05%, due 10/16/14 (g)	127,474,755
51,375,000	U.S. Treasury Bill, 0.07%, due 10/16/14 (g)	51,364,828
150,000,000	U.S. Treasury Bill, 0.01%, due 07/03/14 (g)	149,996,100
406,985,000	U.S. Treasury Bill, 0.03%, due 07/17/14 (g)	406,967,500

	Total U.S. Government	1,819,235,112

	TOTAL SHORT-TERM INVESTMENTS (COST $2,135,856,701)	2,135,931,566

	TOTAL INVESTMENTS — 100.2% (Cost $15,786,220,846)	16,395,787,178
	Other Assets and Liabilities (net) — (0.2%)	(31,283,528)

	TOTAL NET ASSETS — 100.0%	$16,364,503,650

A summary of outstanding financial instruments at April 30, 2014 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/02/2014	BOA	AUD	21,379,322	USD	19,929,505	$150,848
07/02/2014	MSCI	AUD	21,379,322	USD	19,927,305	148,648
05/02/2014	GS	CAD	40,381,996	USD	36,335,330	(507,014)
07/02/2014	BOA	CAD	5,638,962	USD	5,136,410	(894)
07/02/2014	MSCI	CAD	5,638,961	USD	5,136,222	(1,081)
05/02/2014	BOA	CHF	8,437,047	USD	9,542,919	(43,545)
05/02/2014	JPM	CHF	8,437,048	USD	9,544,798	(41,667)
07/02/2014	JPM	CHF	13,293,550	USD	15,059,859	(51,696)
07/02/2014	MSCI	CHF	13,293,550	USD	15,059,849	(51,706)
05/02/2014	BOA	GBP	22,710,407	USD	37,687,989	(656,244)
05/02/2014	JPM	GBP	22,710,407	USD	37,686,853	(657,379)
07/02/2014	BOA	GBP	24,777,389	USD	41,688,205	(126,097)
07/02/2014	MSCI	GBP	24,777,389	USD	41,690,735	(123,567)
05/02/2014	BOA	JPY	5,878,716,978	USD	57,236,434	(265,566)
05/02/2014	MSCI	JPY	5,878,716,979	USD	57,219,181	(282,819)
05/02/2014	BOA	NOK	63,128,699	USD	10,520,487	(99,552)
05/02/2014	MSCI	NOK	63,128,699	USD	10,523,548	(96,492)
07/02/2014	BOA	NOK	98,017,227	USD	16,311,517	(139,315)
07/02/2014	MSCI	NOK	98,017,227	USD	16,311,146	(139,685)
05/02/2014	DB	NZD	9,135,663	USD	7,735,202	(142,481)
07/02/2014	MSCI	NZD	9,138,161	USD	7,762,667	(76,689)
05/02/2014	BOA	SEK	151,006,347	USD	23,618,445	394,560
07/02/2014	BOA	SEK	131,977,694	USD	20,121,072	(155,928)
05/02/2014	DB	SGD	26,994,889	USD	21,499,764	(32,412)
05/02/2014	JPM	SGD	26,994,889	USD	21,501,134	(31,042)
05/06/2014	SSB	THB	18,904,964	USD	585,910	1,702
05/02/2014	BCLY	USD	933,017	NZD	1,104,973	19,801
05/02/2014	BOA	USD	24,544,971	CAD	26,921,020	16,309
05/02/2014	BOA	USD	38,228,178	GBP	22,710,407	116,054
05/02/2014	BOA	USD	10,531,244	NOK	63,128,699	88,795
05/02/2014	BOA	USD	23,046,487	SEK	151,006,347	177,398
05/02/2014	DB	USD	14,182,416	SGD	17,996,592	172,368
05/02/2014	JPM	USD	9,553,573	CHF	8,437,047	32,891
05/02/2014	JPM	USD	57,410,747	JPY	5,878,716,979	91,253
05/02/2014	JPM	USD	14,183,121	SGD	17,996,593	171,664
05/02/2014	MSCI	USD	12,278,568	CAD	13,460,976	2,497
05/02/2014	MSCI	USD	9,553,466	CHF	8,437,048	32,999
05/02/2014	MSCI	USD	38,230,424	GBP	22,710,407	113,808
05/02/2014	MSCI	USD	57,418,654	JPY	5,878,716,978	83,347
05/02/2014	MSCI	USD	10,531,103	NOK	63,128,699	88,936
05/02/2014	MSCI	USD	6,856,932	NZD	8,030,690	67,933
05/02/2014	MSCI	USD	14,182,014	SGD	17,996,593	172,770
07/02/2014	BOA	USD	68,724,802	JPY	7,056,147,282	318,883
07/02/2014	DB	USD	19,263,076	SGD	24,185,793	28,562
07/02/2014	JPM	USD	19,264,257	SGD	24,185,793	27,380
07/02/2014	MSCI	USD	2,133,288	EUR	1,538,736	1,167
07/02/2014	MSCI	USD	68,704,393	JPY	7,056,147,282	339,292

						$(863,006)

A-12

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Written Options (a)

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	1,399	05/16/2014	Euro STOXX 50, Strike 3,125	$1,637,788	$(442,157)
Put	5,766	05/16/2014	Euro STOXX 50, Strike 3,150	6,290,256	(2,551,978)
Put	67	05/16/2014	Euro STOXX 50, Strike 3,175	45,178	(37,579)
Put	820	05/16/2014	FTSE 100, Strike 6,575	1,213,471	(124,915)
Put	47	05/16/2014	FTSE 100, Strike 6,700	37,502	(21,468)
Put	114	05/29/2014	Hang Seng, Strike 22,200	357,590	(382,491)
Put	402	05/09/2014	Nikkei 225, Strike 13,875	1,301,724	(224,027)
Put	285	05/09/2014	Nikkei 225, Strike 14,375	804,866	(776,676)
Put	1,213	05/17/2014	S&P 500, Strike 1,860	2,882,791	(1,231,195)
Put	86	05/17/2014	S&P 500, Strike 1,870	138,166	(111,800)
Put	817	05/15/2014	S&P ASX 200, Strike 5,425	415,343	(194,874)
Put	15	05/16/2014	S&P TSX 60, Strike 830	550	(568)

				$15,125,225	$(6,099,728)

As of April 30, 2014, for the above contracts and/ or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

A-13

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

April 30, 2014 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NPG - National Public Guarantee Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of this security is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(e)	The rate disclosed is the 7 day net yield as of April 30, 2014. Note: Yield rounds to 0.00%.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and cleared swap contracts, collateral on OTC swap contracts and forward currency contracts, and/or written options, if any.

(g)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

USD - United States Dollar

A-14

APPENDIX

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — April 30, 2014 (Unaudited)

Assets:
Investments in affiliated issuers, at value(a)	$4,934,410,921
Investments in unaffiliated issuers, at value(b)	11,461,376,257
Foreign currency, at value(c)	8,510,761
Receivable for investments sold	1,380,803
Receivable for Fund shares sold	39,681,274
Dividends and interest receivable	20,751,416
Foreign taxes receivable	4,173,711
Unrealized appreciation on open forward currency contracts	2,859,865
Receivable for expenses reimbursed and/or waived by Manager	2,784,413
Miscellaneous receivable	28,190

Total assets	16,475,957,611

Liabilities:
Due to custodian	8,257
Payable for investments purchased	87,704,516
Payable for Fund shares repurchased	570,049
Accrued capital gain taxes payable	1,463,779
Payable to affiliate for:
Management fee	8,467,134
Supplemental support fee – Class MF	816,687
Shareholder service fee	624,578
Unrealized depreciation on open forward currency contracts	3,722,871
Written options outstanding, at value(d)	6,099,728
Payable to broker on closed futures contracts	325,446
Payable to agents unaffiliated with the Manager	2,610
Payable to Trustees and related expenses	32,726
Accrued expenses	1,615,580

Total liabilities	111,453,961

Net assets	$16,364,503,650

(a) Cost of investments – affiliated issuers:	$4,840,764,897
(b) Cost of investments – unaffiliated issuers:	$10,945,455,949
(c) Cost of foreign currency:	$8,441,212
(d) Premiums on written options:	$15,125,225
Net assets consist of:
Paid-in capital	$15,500,661,125
Accumulated undistributed net investment income	114,766,878
Accumulated net realized gain	132,671,900
Net unrealized appreciation	616,403,747

$16,364,503,650

Net assets attributable to:
Class III shares	$3,564,570,355

Class IV shares	$2,563,995,213

Class MF shares	$10,235,938,082

Shares outstanding:
Class III	128,973,312

Class IV	92,807,020

Class MF	370,343,889

Net asset value per share:
Class III	$27.64

Class IV	$27.63

Class MF	$27.64

A-15

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224304 06-14 SA260/AR260 04-14

Wells Fargo Advantage Asset Allocation Fund

Annual Report

April 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies.

Dear Valued Shareholder:

We are pleased to offer you this report for Wells Fargo Advantage Asset Allocation Fund for the seven-month period that ended April 30, 20141. The period was marked by continued accommodative monetary policy in developed countries, broader economic growth, low inflation, and equity market gains. That said, the first few months of 2014 were marked by considerable geopolitical uncertainty and heightened equity market volatility as the U.S. and Europe confronted Russia over Ukraine.

Within equity markets over the seven-month period, U.S. stocks (measured by the S&P 500 Index2) had the best returns, followed by developed-country international equities (measured by the MSCI World Index (Net)3) and then emerging markets equities (measured by the MSCI Emerging Markets Index4), which were up only slightly. Fixed-income results (measured by the Barclays U.S. Aggregate Bond Index5) were positive. Short-term interest rates remained ultra low.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The Federal Reserve (Fed) and other developed-country central banks continued to provide support to the economy with accommodative monetary policies. Throughout the reporting period, the Fed kept its key interest rate near zero. Entering the reporting period, the Fed had committed to purchase mortgage-backed securities to support the housing market and long-term U.S. Treasuries to keep interest rates low. In mid-December 2013, however, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering its bond-buying program by $10 billion in January 2014.

In November 2013, the European Central Bank (ECB) cut its key rate to a then-historic low of 0.25%. Its aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. economic data was moderately positive, gaining strength as the period progressed. Data that was available at the end of the reporting period showed that U.S. real gross domestic product increased at a 2.6% annualized rate in the fourth quarter of 2013 but dropped to only a 0.1% annualized rate in the first quarter of 2014, largely explained by weather-related effects. The jobs picture continued to slowly improve as the unemployment rate declined to 6.3% as of April 2014. Meanwhile, inflation remained low. The eurozone reported weak but positive economic activity during the period.

Returns by asset class were mixed but generally positive.

The U.S. stock market outperformed foreign markets during the seven-month period. The S&P 500 Index rose 13.34% and the MSCI World Index (Net) rose

1.	We are reporting on a seven-month basis at this time because the fiscal year end for the Fund changed from September 30 to April 30, effective April 30, 2014.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Asset Allocation Fund	3

9.51%, while the MSCI Emerging Markets Index rose nearly 1.73%. The U.S. was the fastest-growing developed country, which benefited U.S. companies. Emerging markets faced a number of challenges, including the spillover effect of slower growth in China as well as volatile currency movements that tempered investor demand for emerging markets equities and substantial unrest due to the crisis in Ukraine.

Most bond sectors gained, particularly lower-credit-quality bonds, amid renewed confidence in economic growth that drove outperformance in credit-sensitive sectors as solid economic growth boosted company revenue and profits and kept default rates low. Investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 2.56% for the seven-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

4.	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market-capitalization-weighted index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Advantage Asset Allocation Fund	Letter to shareholders (unaudited)

Notice to shareholders

The Fund and Wells Fargo Funds Management, LLC (“Funds Management”) have received an exemptive order from the SEC that permits Funds Management, subject to the approval of the Board of Trustees of the Fund, to select or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (“Multi-manager Structure”). The Multi-manager Structure applies to subadvisers that are not affiliated with Funds Management or the Fund, except to the extent that affiliation arises solely because such subadvisers provide sub-advisory services to the Fund (“Non-affiliated Subadvisers”), as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Funds Management or of another company that, indirectly or directly, wholly owns Funds Management (“Wholly-owned Subadvisers”).

Pursuant to the SEC order, Funds Management, with the approval of the Board of Trustees, has the discretion to terminate any subadvisers and allocate and reallocate the Fund’s assets among any other Non-affiliated Subadvisers or Wholly-owned Subadvisers. Funds Management, subject to oversight and supervision by the Board of Trustees, has responsibility to continue to oversee any subadvisers to the Fund and to recommend, for approval by the Board of Trustees, the hiring, termination and replacement of subadvisers for the Fund. In the event that a new subadviser is hired pursuant to the Multi-manager Structure, the Fund is required to provide notice to shareholders within 90 days.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

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6	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA1

Sam Wilderman, CFA1

Average annual total returns2 (%) as of April 30, 2014

		Including sales charge				Excluding sales charge				Expense ratios[3] (%)
	Inception date	7 month*	1 year	5 year	10 year	7 month*	1 year	5 year	10 year	Gross	Net[4]
Class A (EAAFX)	7-29-1996	0.76	1.73	9.92	5.96	6.92	7.94	11.23	6.59	1.37	1.37
Class B (EABFX)**	10-3-2002	1.40	2.11	10.13	6.04	6.40	7.11	10.40	6.04	2.12	2.12
Class C (EACFX)	10-3-2002	5.44	6.17	10.38	5.81	6.44	7.17	10.38	5.81	2.12	2.12
Class R (EAXFX)	10-10-2003	–	–	–	–	6.74	7.69	10.94	6.35	1.62	1.62
Administrator Class (EAIFX)	10-3-2002	–	–	–	–	7.01	8.18	11.48	6.85	1.21	1.16
Institutional Class (EAAIX)	11-30-2012	–	–	–	–	7.15	8.40	11.54	6.88	0.94	0.94
GMO Global Balanced Index[5]	–	–	–	–	–	7.11	9.17	11.95	6.28	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	–	2.56	(0.26)	4.88	4.83	–	–
MSCI All Country World Index (Net)[7]	–	–	–	–	–	9.51	14.40	15.42	7.33	–	–

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Alternative investments, such as real estate, foreign currency, and natural resources, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests all of its assets in Asset Allocation Trust, an open-end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	7

Growth of $10,000 investment[8] as of April 30, 2014

1.	The Fund invests all of its assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Wilderman, senior members of GMO’s Asset Allocation Division, are responsible for coordinating the portfolio management of Asset Allocation Trust.

2.	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class. If these expenses had been included, returns for Institutional Class would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

4.	The Adviser has committed through January 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, 0.64% for Administrator Class, and 0.44% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The GMO Global Balanced Index is a composite benchmark computed by GMO. Since May 1, 2007, the GMO Global Balanced Index has been comprised of 65% MSCI All Country World Index (Net) and 35% Barclays U.S. Aggregate Bond Index. Prior to May 1, 2007, it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-U.S. Index, and 35% Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

7.	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

8.	The chart compares the performance of Class A shares for the most recent ten years with the GMO Global Balanced Index, Barclays U.S. Aggregate Bond Index, and MSCI All Country World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

9.	We are reporting on a seven-month basis at this time because the fiscal year end for the Fund changed from September 30 to April 30, effective April 30, 2014.

10.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

11.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

12.	The ten largest holdings are calculated based on the value of the securities of the Asset Allocation Trust divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

13.	Portfolio allocation is subject to change and represents the portfolio allocation of the Asset Allocation Trust which is calculated based on the total long term investments of the Asset Allocation Trust.

8	Wells Fargo Advantage Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Barclays U.S. Aggregate Bond Index but underperformed the GMO Global Balanced Index and MSCI All Country World Index (Net) for the seven-month period that ended April 30, 2014[9].

■	Asset allocation decisions detracted from relative results, due largely to an underweight in U.S. stocks, while security selection added to relative returns. Stock selection within the developed international equity portfolios was the main driver of strong relative performance, while selection within emerging markets equities detracted.

■	Security selection within our fixed-income portfolios was positive. Our positions in emerging-country debt and asset-backed securities posted strong relative returns during the period, as did our GMO Alpha Only Fund, which outperformed U.S. Treasury bills for the period.

The Fund benefited from stock selection within our international equity portfolio, which has a significant tilt toward European and U.K. value stocks.

While specific calendar dates and quarter-ends provide convenient moments to reflect on portfolio performance or market movements, investors typically don’t rely on these days to mark changes in views or sentiment. Perhaps the end of trading in 2013 is one of the exceptions to the rule. Markets continued to move higher in the fourth quarter of 2013 but ran into a wall on the first trading day of 2014. Share prices declined in January 2014 amid weakness in the Chinese manufacturing sector, turmoil in the emerging markets (Turkey, Ukraine, and Argentina—all being lumped into one monolithic emerging markets moniker), and concerns that the Federal Reserve would be less accommodative. While markets did recover a bit from the lows registered early in 2014, the first four months of 2014 proved to be a more challenging environment for equities than in 2013.

Against this backdrop, investors became more discerning. Small-cap shares (measured by the Russell 2000® Index10) moved higher for some time, and April 2014 served to tap the brakes. The Russell 2000 Index lost 3.9% in the month, and is in solid negative territory for the first four months of 2014. Small-cap growth (measured by the Russell 2000® Growth Index11), in particular, took a knock and was down over 5% in April 2014 alone.

Ten largest holdings[12] (%) as of April 30, 2014
GMO International Equity Fund Class IV	27.29
GMO U.S. Core Equity Fund Class VI	18.23
GMO Asset Allocation Bond Fund Class VI	13.40
GMO Strategic Fixed Income Fund Class VI	10.44
GMO Alpha Only Fund Class IV	10.12
GMO Emerging Markets Fund Class VI	8.73
GMO Debt Opportunities Fund Class VI	3.98
GMO Emerging Country Debt Fund Class IV	3.57
GMO Risk Premium Fund Class VI	2.55
GMO U.S. Treasury Fund Class IV	1.00

Against this backdrop of a rising stock market mentioned above, our allocations to riskier assets, primarily equities, contributed the most to absolute portfolio returns. Our holdings of high-quality stocks detracted from relative returns, as the market continued to reward companies with greater economic risk. Our equity positions within emerging markets also hindered relative performance because the portfolio favors more cyclical areas of the market. For example, the largest overweight is to Russian energy companies, which suffered due to the ongoing political issues in the region. Because these companies remain attractively valued, they are an overweight within emerging markets equities but they remain a small position within the overall Fund.

In the fixed-income markets, we saw an interim rise in yields in most developed markets, only to finish the period largely unchanged. The Barclays U.S. Aggregate Bond Index rose 2.56% for the seven-month period that ended April 30, 2014. In this environment, our allocations to asset-backed securities and credit (primarily bank loans) and emerging-country debt contributed to results. Our allocation to cash-oriented strategies also contributed, as the GMO Alpha Only Fund delivered positive relative returns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Asset Allocation Fund	9

Portfolio allocation[13] as of April 30, 2014

We made a few strategic changes during the period in response to changes in valuations.

We continued reducing our equity exposure during the seven-month period, increasing our underweight relative to the GMO Global Balanced Index. The reduction came primarily from our U.S. equity exposure, having taken advantage of the strong rally in U.S. equities during 2013. We used the proceeds to purchase additional U.S. Treasury Inflation-Protected Securities (TIPS) and cash. We continue to favor value stocks within our international equity and emerging markets equity portfolios. Nothing looks cheap based on our seven-year asset-class forecast, but we believe these stocks are the most attractive despite the embedded fundamental risks. On the fixed-income and credit side, our most substantive move was the aforementioned addition to TIPS, as we feel they continue to offer a healthy spread above cash. Our allocation to cash and alternative strategies, which could serve as a source of liquidity should valuations become attractive elsewhere, remains largely unchanged.

Please see footnotes on page 7.

10	Wells Fargo Advantage Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2013 to April 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Asset Allocation Fund	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,038.93	$4.35	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31	0.86%
Class B
Actual	$1,000.00	$1,034.88	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$1,035.36	$8.12	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05	1.61%
Class R
Actual	$1,000.00	$1,038.32	$5.56	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Administrator Class
Actual	$1,000.00	$1,040.06	$3.24	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class
Actual	$1,000.00	$1,041.32	$2.18	0.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	$2.16	0.43%

Fund expenses (unaudited)	Wells Fargo Advantage Asset Allocation Fund	11

Wells Fargo Advantage Asset Allocation Fund including underlying fund expenses	Beginning account value 11-1-2013	Ending account value 4-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,038.93	$6.98	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Class B
Actual	$1,000.00	$1,034.88	$10.70	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.28	$10.59	2.12%
Class C
Actual	$1,000.00	$1,035.36	$10.75	2.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.23	$10.64	2.13%
Class R
Actual	$1,000.00	$1,038.32	$8.19	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.10	1.62%
Administrator Class
Actual	$1,000.00	$1,040.06	$5.87	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%
Institutional Class
Actual	$1,000.00	$1,041.32	$4.81	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Asset Allocation Trust
Actual	$1,000.00	$1,043.48	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	$0.00	0.00%
Asset Allocation Trust including underlying fund expenses
Actual	$1,000.00	$1,043.48	$2.63	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Advantage Asset Allocation Fund	Portfolio of investments—April 30, 2014

Security name	Shares	Value
Investment Companies: 100.14%
Asset Allocation Trust (l)	425,130,253	$6,631,830,821

Total Investment Companies (Cost $4,714,870,955)		6,631,830,821

Total investments
(Cost $4,714,870,955) *	100.14%	6,631,830,821
Other assets and liabilities, net	(0.14)	(9,297,485)

Total net assets	100.00%	$6,622,533,336

(l)	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $4,715,046,549 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,916,784,272
Gross unrealized depreciation	0

Net unrealized appreciation	$1,916,784,272

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2014	Wells Fargo Advantage Asset Allocation Fund	13

Assets
Investment in affiliated investment companies, at value (see cost below)	$6,631,830,821
Receivable for investments sold	4,235,866
Receivable for Fund shares sold	7,006,763
Prepaid expenses and other assets	3,748

Total assets	6,643,077,198

Liabilities
Payable for Fund shares redeemed	14,183,914
Advisory fee payable	1,171,734
Distribution fees payable	1,665,461
Due to other related parties	1,717,034
Shareholder servicing fees payable	1,205,955
Accrued expenses and other liabilities	599,764

Total liabilities	20,543,862

Total net assets	$6,622,533,336

NET ASSETS CONSIST OF
Paid-in capital	$4,714,273,688
Accumulated net investment loss	(8,524,625)
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	1,916,959,866

Total net assets	$6,622,533,336

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,398,503,443
Shares outstanding – Class A	166,204,153
Net asset value per share – Class A	$14.43
Maximum offering price per share – Class A2	$15.31
Net assets – Class B	$319,225,108
Shares outstanding – Class B	22,352,243
Net asset value per share – Class B	$14.28
Net assets – Class C	$2,377,997,207
Shares outstanding – Class C	170,832,030
Net asset value per share – Class C	$13.92
Net assets – Class R	$33,983,709
Shares outstanding – Class R	2,380,468
Net asset value per share – Class R	$14.28
Net assets – Administrator Class	$776,035,369
Shares outstanding – Administrator Class	53,363,814
Net asset value per share – Administrator Class	$14.54
Net assets – Institutional Class	$716,788,500
Shares outstanding – Institutional Class	49,455,099
Net asset value per share – Institutional Class	$14.49

Investment in affiliated investment companies, at cost	$4,714,870,955

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asset Allocation Fund	Statements of operations

	Year ended April 30, 2014[1]	Year ended September 30, 2013

Investment income	$0	$0

Expenses
Advisory fee	8,606,947	15,323,687
Administration fees
Fund level	3,675,108	6,529,475
Class A	3,578,287	6,025,776
Class B	569,298	1,396,338
Class C	3,609,511	6,460,567
Class R	52,160	82,320
Administrator Class	460,705	1,189,605
Institutional Class	322,874	280,868 [2]
Shareholder servicing fees
Class A	3,440,660	5,794,015
Class B	546,278	1,337,731
Class C	3,470,683	6,212,084
Class R	49,354	78,405
Administrator Class	1,141,403	2,838,174
Distribution fees
Class B	1,642,205	4,027,898
Class C	10,412,050	18,636,251
Class R	50,154	79,154
Custody and accounting fees	194,398	273,101
Professional fees	40,795	26,877
Registration fees	156,614	122,399
Shareholder report expenses	516,727	668,573
Trustees’ fees and expenses	12,815	12,407
Interest expense	0	623
Other fees and expenses	113,328	90,760

Total expenses	42,662,354	77,487,088
Less: Fee waivers and/or expense reimbursements	(239,137)	(417,081)

Net expenses	42,423,217	77,070,007

Net investment loss	(42,423,217)	(77,070,007)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	125,347,677	264,727,390
Net change in unrealized gains (losses) on investments	352,039,882	399,339,730

Net realized and unrealized gains (losses) on investments	477,387,559	664,067,120

Net increase in net assets resulting from operations	$434,964,342	$586,997,113

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Asset Allocation Fund	15

		Year ended April 30, 2014[1]		Year ended September 30, 2013		Year ended September 30, 2012

Operations
Net investment loss		$(42,423,217)		$(77,070,007)		$(84,995,886)
Net realized gains on investments		125,347,677		264,727,390		256,883,512
Net change in unrealized gains (losses) on investments		352,039,882		399,339,730		673,583,459

Net increase in net assets resulting from operations		434,964,342		586,997,113		845,471,085

Distributions to shareholders from
Net investment income
Class A		(40,607,461)		(57,362,902)		(45,876,928)
Class B		(2,586,640)		(9,294,476)		(14,725,864)
Class C		(22,318,368)		(43,156,505)		(46,825,513)
Class R		(513,277)		(645,944)		(472,123)
Administrator Class		(14,587,845)		(42,289,555)		(30,062,044)
Institutional Class		(15,076,483)		(2,036)[2]		N/A

Total distributions to shareholders		(95,690,074)		(152,751,418)		(137,962,472)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	12,974,609	181,904,545	27,500,064	363,545,549	35,814,683	441,038,146
Class B	29,272	406,419	181,414	2,354,447	199,710	2,414,348
Class C	5,118,301	69,352,064	10,368,647	132,219,134	14,868,940	176,064,142
Class R	379,660	5,269,287	1,065,336	13,931,892	751,747	9,178,937
Administrator Class	8,979,653	127,175,642	23,349,295	310,106,152	55,690,272	692,044,409
Institutional Class	9,608,319	135,592,201	55,968,375 [2]	740,279,694 [2]	N/A	N/A

		519,700,158		1,562,436,868		1,320,739,982

Reinvestment of distributions
Class A	2,689,297	37,677,047	4,125,827	52,563,034	3,440,601	40,977,565
Class B	178,568	2,482,088	702,281	8,848,740	1,155,830	13,592,564
Class C	1,281,741	17,367,591	2,710,463	33,365,798	2,952,848	33,987,278
Class R	32,649	452,844	42,436	535,537	32,735	386,274
Administrator Class	728,783	10,283,122	2,570,656	32,955,810	1,864,375	22,353,857
Institutional Class	1,025,862	14,413,362	159 [2]	2,036 [2]	N/A	N/A

		82,676,054		128,270,955		111,297,538

Payment for shares redeemed
Class A	(19,264,010)	(270,923,127)	(40,596,506)	(537,198,888)	(60,125,371)	(742,819,659)
Class B	(9,698,442)	(134,202,661)	(21,094,620)	(274,546,944)	(28,824,391)	(349,243,360)
Class C	(17,362,843)	(235,186,592)	(41,366,030)	(526,212,402)	(49,864,468)	(592,532,288)
Class R	(531,495)	(7,422,480)	(951,593)	(12,390,495)	(475,851)	(5,831,829)
Administrator Class	(14,839,383)	(210,262,915)	(87,550,899)	(1,161,108,304)	(58,332,737)	(722,431,554)
Institutional Class	(10,325,655)	(145,893,598)	(6,821,961)[2]	(92,435,938)[2]	N/A	N/A

		(1,003,891,373)		(2,603,892,971)		(2,412,858,690)

Net decrease in net assets resulting from capital share transactions		(401,515,161)		(913,185,148)		(980,821,170)

Total decrease in net assets		(62,240,893)		(478,939,453)		(273,312,557)

Net assets
Beginning of period		6,684,774,229		7,163,713,682		7,437,026,239

End of period		$6,622,533,336		$6,684,774,229		$7,163,713,682

Undistributed (accumulated) net investment income (loss)		$(8,524,625)		$25,585,977		$19,523,693

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009[2]
CLASS A		2013	2012	2011	20102,[3]
Net asset value, beginning of period	$13.73	$12.91	$11.70	$11.76	$11.37	$9.38
Net investment loss	(0.07)	(0.11)	(0.12)	(0.09)	(0.08)	(0.08)
Net realized and unrealized gains (losses) on investments	1.01	1.26	1.56	0.20	0.47	2.34

Total from investment operations	0.94	1.15	1.44	0.11	0.39	2.26
Distributions to shareholders from
Net investment income	(0.24)	(0.33)	(0.23)	(0.14)	(0.00)[4]	(0.27)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00	0.00

Total distributions to shareholders	(0.24)	(0.33)	(0.23)	(0.17)	(0.00)[4]	(0.27)
Net asset value, end of period	$14.43	$13.73	$12.91	$11.70	$11.76	$11.37
Total return[5]	6.92%	9.12%	12.48%	0.94%	3.45%	24.10%
Ratios to average net assets (annualized)
Gross expenses[6]	0.85%	0.84%	0.84%	0.85%	0.85%	0.87%
Net expenses[6]	0.85%	0.84%	0.84%	0.84%	0.85%	0.87%
Net investment loss	(0.85)%	(0.84)%	(0.84)%	(0.84)%	(0.85)%	(0.87)%
Supplemental data
Portfolio turnover rate	1%	0%	1%	1%	1%	2%
Net assets, end of period (000s omitted)	$2,398,503	$2,332,077	$2,307,609	$2,336,095	$2,957,689	$3,077,187

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Asset Allocation Fund.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009[2]
CLASS B		2013	2012	2011	20102,[3]
Net asset value, beginning of period	$13.51	$12.66	$11.54	$11.60	$11.27	$9.30
Net investment loss	(0.13)[4]	(0.21)[4]	(0.19)[4]	(0.19)[4]	(0.14)	(0.17)
Net realized and unrealized gains (losses) on investments	0.99	1.26	1.51	0.21	0.47	2.32

Total from investment operations	0.86	1.05	1.32	0.02	0.33	2.15
Distributions to shareholders from
Net investment income	(0.09)	(0.20)	(0.20)	(0.07)	(0.00)[5]	(0.18)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.09)	(0.20)	(0.20)	(0.08)	(0.00)[5]	(0.18)
Net asset value, end of period	$14.28	$13.51	$12.66	$11.54	$11.60	$11.27
Total return[6]	6.40%	8.40%	11.61%	0.17%	2.95%	23.14%
Ratios to average net assets (annualized)
Gross expenses[7]	1.60%	1.59%	1.59%	1.60%	1.60%	1.62%
Net expenses[7]	1.60%	1.59%	1.59%	1.59%	1.59%	1.62%
Net investment loss	(1.60)%	(1.59)%	(1.59)%	(1.59)%	(1.59)%	(1.62)%
Supplemental data
Portfolio turnover rate	1%	0%	1%	1%	1%	2%
Net assets, end of period (000s omitted)	$319,225	$430,116	$659,186	$917,860	$1,253,485	$1,415,023

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Asset Allocation Fund.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

7.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009[2]
CLASS C		2013	2012	2011	20102,[3]
Net asset value, beginning of period	$13.20	$12.40	$11.30	$11.36	$11.04	$9.12
Net investment loss	(0.14)	(0.20)[4]	(0.19)[4]	(0.19)[4]	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	0.99	1.22	1.49	0.21	0.46	2.27

Total from investment operations	0.85	1.02	1.30	0.02	0.32	2.11
Distributions to shareholders from
Net investment income	(0.13)	(0.22)	(0.20)	(0.07)	(0.00)[5]	(0.19)
Tax basis return of capital	0.00	0.00	0.00	(0.01)	0.00	0.00

Total distributions to shareholders	(0.13)	(0.22)	(0.20)	(0.08)	(0.00)[5]	(0.19)
Net asset value, end of period	$13.92	$13.20	$12.40	$11.30	$11.36	$11.04
Total return[6]	6.44%	8.32%	11.64%	0.18%	2.92%	23.08%
Ratios to average net assets (annualized)
Gross expenses[7]	1.60%	1.59%	1.59%	1.60%	1.60%	1.62%
Net expenses[7]	1.60%	1.59%	1.59%	1.59%	1.60%	1.62%
Net investment loss	(1.60)%	(1.59)%	(1.59)%	(1.59)%	(1.60)%	(1.62)%
Supplemental data
Portfolio turnover rate	1%	0%	1%	1%	1%	2%
Net assets, end of period (000s omitted)	$2,377,997	$2,399,839	$2,604,438	$2,736,064	$3,290,791	$3,490,657

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Asset Allocation Fund.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

7.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009[2]
CLASS R		2013	2012	2011	2010[2],[3]
Net asset value, beginning of period	$13.58	$12.76	$11.59	$11.66	$11.29	$9.32
Net investment loss	(0.10)	(0.14)[4]	(0.13)[4]	(0.10)	(0.06)	(0.11)[4]
Net realized and unrealized gains (losses) on investments	1.01	1.26	1.52	0.19	0.43	2.33

Total from investment operations	0.91	1.12	1.39	0.09	0.37	2.22
Distributions to shareholders from
Net investment income	(0.21)	(0.30)	(0.22)	(0.13)	(0.00)[5]	(0.25)
Tax basis return of capital	0.00	0.00	0.00	(0.03)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.30)	(0.22)	(0.16)	(0.00)[5]	(0.25)
Net asset value, end of period	$14.28	$13.58	$12.76	$11.59	$11.66	$11.29
Total return[6]	6.74%	8.92%	12.16%	0.71%	3.30%	23.77%
Ratios to average net assets (annualized)
Gross expenses[7]	1.10%	1.09%	1.09%	1.09%	1.10%	1.12%
Net expenses[7]	1.10%	1.09%	1.09%	1.09%	1.09%	1.12%
Net investment loss	(1.10)%	(1.09)%	(1.09)%	(1.09)%	(1.09)%	(1.12)%
Supplemental data
Portfolio turnover rate	1%	0%	1%	1%	1%	2%
Net assets, end of period (000s omitted)	$33,984	$33,934	$29,899	$23,580	$20,893	$16,279

1.	For the seven months ended April 30, 2014. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen Asset Allocation Fund.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

7.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009[2]
ADMINISTRATOR CLASS		2013	2012	2011	2010[2],[3]
Net asset value, beginning of period	$13.84	$13.01	$11.77	$11.84	$11.42	$9.42
Net investment loss	(0.05)[4]	(0.08)[4]	(0.09)	(0.08)[4]	(0.01)	(0.06)[4]
Net realized and unrealized gains (losses) on investments	1.01	1.27	1.57	0.22	0.43	2.36

Total from investment operations	0.96	1.19	1.48	0.14	0.42	2.30
Distributions to shareholders from
Net investment income	(0.26)	(0.36)	(0.24)	(0.17)	(0.00)[5]	(0.30)
Tax basis return of capital	0.00	0.00	0.00	(0.04)	0.00	0.00

Total distributions to shareholders	(0.26)	(0.36)	(0.24)	(0.21)	(0.00)[5]	(0.30)
Net asset value, end of period	$14.54	$13.84	$13.01	$11.77	$11.84	$11.42
Total return[6]	7.01%	9.39%	12.74%	1.12%	3.70%	24.40%
Ratios to average net assets (annualized)
Gross expenses[7]	0.69%	0.67%	0.64%	0.65%	0.63%	0.62%
Net expenses[7]	0.64%	0.64%	0.62%	0.63%	0.60%	0.62%
Net investment loss	(0.64)%	(0.64)%	(0.62)%	(0.63)%	(0.60)%	(0.62)%
Supplemental data
Portfolio turnover rate	1%	0%	1%	1%	1%	2%
Net assets, end of period (000s omitted)	$776,035	$809,554	$1,562,582	$1,423,427	$810,355	$639,903

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Asset Allocation Fund.

3.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

4.	Calculated based upon average shares outstanding

5.	Amount is less than $0.005.

6.	Returns for periods of less than one year are not annualized.

7.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asset Allocation Fund	21

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30, 2013[2]
INSTITUTIONAL CLASS
Net asset value, beginning of period	$13.82	$13.01
Net investment loss	(0.03)	(0.05)[3]
Net realized and unrealized gains (losses) on investments	1.01	1.26

Total from investment operations	0.98	1.21
Distributions to shareholders from
Net investment income	(0.31)	(0.40)
Net asset value, end of period	$14.49	$13.82
Total return[4]	7.15%	9.58%
Ratios to average net assets (annualized)
Gross expenses[5]	0.42%	0.42%
Net expenses[5]	0.42%	0.42%
Net investment loss	(0.42)%	(0.42)%
Supplemental data
Portfolio turnover rate	1%	0%
Net assets, end of period (000s omitted)	$716,789	$679,254

1.	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

5.	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Asset Allocation Trust in turn invests its assets in GMO-managed mutual funds (“underlying funds”) and may be exposed to foreign and U.S. equity investments, U.S. and foreign fixed income securities, and from time to time, other alternative asset classes. At April 30, 2014, the Fund owned 100% of Asset Allocation Trust. Because the Fund invests all of its assets in Asset Allocation Trust, the shareholders of the Fund bear the fees and expenses of Asset Allocation Trust which are not included in the Statement of Operations but are incurred indirectly because they are considered in the calculation of the net asset value of Asset Allocation Trust. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities. The financial statements of Asset Allocation Trust, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The Fund values its investment in Asset Allocation Trust at net asset value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

Investment transactions and income recognition

Investment transactions are recorded on a trade date basis. Realized gains or losses resulting from investment transactions are determined on the identified cost basis. Income dividends and capital gain distributions from Asset Allocation Trust are recorded on the ex-dividend date. Capital gain distributions from Asset Allocation Trust are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Net investment income is primarily derived from redemptions in Asset Allocation Trust which are deemed dividends to the Fund. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	23

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to deemed dividends received from Asset Allocation Trust and the reversal of net realized gains on investments. At April 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$21,344,988	$104,002,689	$(125,347,677)

As of April 30, 2014, the Fund had a qualified late-year ordinary loss of $8,388,141 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2014, Level 2 inputs were used in valuing the Fund’s investment in Asset Allocation Trust.

Transfers in and transfers out are recognized at the end of the reporting period. For the seven months ended April 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.175% as the average daily net assets of the Fund increase. Prior to February 1, 2014, Funds Management was entitled to receive an annual advisory fee which started at 0.25% and declined to 0.20% as the average daily net assets of the Fund increased. For the seven months ended April 30, 2014 and the year ended September 30, 2013, the advisory fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

24	Wells Fargo Advantage Asset Allocation Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.10% and declining to 0.06% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.64% for Administrator Class shares, and 0.44% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

For the seven months ended April 30, 2014, Wells Fargo Funds Distributor, LLC received $182,904 from the sale of Class A shares and $7,775 and $4,113 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the seven months ended April 30, 2014, the Fund made aggregate purchases and sales of $37,910,609 and $576,714,045, respectively, in its investment into Asset Allocation Trust.

For the year ended September 30, 2013, the Fund made aggregate purchases and sales of $30,551,031 and $1,174,671,927, respectively, in its investment into Asset Allocation Trust.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the seven months ended April 30, 2014 and the year ended September 30, 2013, the Fund paid $5,501 and $11,949, respectively, in commitment fees.

For the seven months ended April 30, 2014, there were no borrowings by the Fund under the agreement. During the year ended September 30, 2013, the Fund had average borrowings outstanding of $43,566 at an average rate of 1.43% and paid interest in the amount of $623.

Notes to financial statements	Wells Fargo Advantage Asset Allocation Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $95,690,074, $152,751,418, and $137,962,472 of ordinary income for the seven months ended April 30, 2014, the year ended September 30, 2013, and the year ended September 30, 2012, respectively.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains (losses)	Late-year ordinary losses deferred
$1,916,784,272	$(8,388,141)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of April 30, 2014, and the related statements of operations for the period from October 1, 2013 to April 30, 2014 and for the year ended September 30, 2013, the statements of changes in net assets for the period from October 1, 2013 to April 30, 2014 and for each of the years in the two-year period ended September 30, 2013, and the financial highlights for the period from October 1, 2013 to April 30, 2014, each of the years or periods in the three-year period ended September 30, 2013, the period from January 1, 2010 to September 30, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2014, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of April 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 12, 2014

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 39.93% of ordinary income dividends qualify for the corporate dividends-received deduction for the seven months ended April 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $88,539,010 of income dividends paid during the seven months ended April 30, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Asset Allocation Trust	Portfolio of investments—April 30, 2014

Security name			Shares	Value

Investment Companies: 99.66%

Alternative & Other Funds: 10.61%
GMO Alpha Only Fund Class IV ß†			27,647,746	$670,457,836
GMO Special Situations Fund Class VI ß†			1,263,059	33,016,358

				703,474,194

Emerging Equity Funds: 8.72%
GMO Emerging Markets Fund Class VI ß			54,743,758	578,094,086

Fixed Income Funds: 32.33%
GMO Asset Allocation Bond Fund Class VI ß			35,880,338	887,320,752
GMO Debt Opportunities Fund Class VI ß			75,253,530	263,387,356
GMO Emerging Country Debt Fund Class IV ß			23,117,070	236,487,629
GMO Strategic Fixed Income Fund Class VI ß†			41,765,969	691,226,780
GMO U.S. Treasury Fund Class IV ß			2,638,214	65,955,344

				2,144,377,861

International Developed Equity Funds: 29.80%
GMO International Equity Fund Class IV ß			66,422,496	1,807,356,127
GMO Risk Premium Fund Class VI ß			15,613,501	168,938,078

				1,976,294,205

U.S. Equity Fund: 18.20%
GMO U.S. Core Equity Fund Class VI ß			68,550,482	1,207,173,996

Total Investment Companies (Cost $5,873,590,000)				6,609,414,342

	Interest rate	Maturity date	Principal
Short-Term Investments: 0.36%

Time Deposit: 0.36%
State Street Bank Euro Dollar	0.01%	5-1-2014	$23,505,774	23,505,774

Total Short-Term Investments (Cost $23,505,774)				23,505,774

Total investments in securities
(Cost $5,897,095,774) *	100.02%	6,632,920,116
Other assets and liabilities, net	(0.02)	(1,089,295)

Total net assets	100.00%	$6,631,830,821

ß	Represents an affiliate of the Trust under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended.

†	Non-income-earning security

*	Cost for federal income tax purposes is $5,985,557,939 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$647,362,177
Gross unrealized depreciation	0

Net unrealized appreciation	$647,362,177

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2014	Asset Allocation Trust	31

Assets
Investments
In affiliated investment companies, at value (see cost below)	$6,609,414,342
In unaffiliated securities, at value (see cost below)	23,505,774

Total investments, at value (see cost below)	6,632,920,116
Receivable for investments sold	3,155,230
Receivable for interest	1,482
Receivable from administrator	5,676
Prepaid expenses and other assets	4,178

Total assets	6,636,086,682

Liabilities
Payable for investments purchased	1,475
Payable for Trust shares redeemed	4,235,866
Accrued expenses and other liabilities	18,520

Total liabilities	4,255,861

Total net assets	$6,631,830,821

NET ASSETS CONSIST OF
Paid-in capital	$6,148,581,067
Accumulated net realized losses on investments	(252,574,588)
Net unrealized gains on investments	735,824,342

Total net assets	$6,631,830,821

COMPUTATION OF NET ASSET VALUE
Net assets	$6,631,830,821
Shares outstanding[1]	425,130,253
Net asset value per share	$15.60

Investments in affiliated investment companies, at cost	$5,873,590,000

Investments in unaffiliated securities, at cost	$23,505,774

Total investments, at cost	$5,897,095,774

1.	The Fund has an unlimited number of unauthorized shares.

The accompanying notes are an integral part of these financial statements.

32	Asset Allocation Trust	Statements of operations

	Year ended April 30, 2014[1]	Year ended September 30, 2013

Investment income
Dividends from affiliated investment companies	$82,090,130	$223,767,918
Interest	1,228	2,320

Total investment income	82,091,358	223,770,238

Expenses
Custody and accounting fees	6,971	11,096
Professional fees	32,415	52,859
Shareholder report expenses	193	329
Other fees and expenses	534	781

Total expenses	40,113	65,065
Less: Fee waivers and/or expense reimbursements	(40,113)	(65,065)

Net expenses	0	0

Net investment income	82,091,358	223,770,238

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Sale of affiliated investment companies	47,705,329	273,788,062
Capital gain distributions from affiliated investment companies	250,382,797	95,734,856

Net realized gains on investments	298,088,126	369,522,918

Net change in unrealized gains (losses) on investments	97,204,595	70,773,942

Net realized and unrealized gains (losses) on investments	395,292,721	440,296,860

Net increase in net assets resulting from operations	$477,384,079	$664,067,098

1.	For the seven months ended April 30, 2014. The Trust changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Asset Allocation Trust	33

		Year ended April 30, 2014[1]		Year ended September 30, 2013		Year ended September 30, 2012

Operations
Net investment income		$82,091,358		$223,770,238		$230,772,827
Net realized gains on investments		298,088,126		369,522,918		638,995,004
Net change in unrealized gains (losses) on investments		97,204,595		70,773,942		60,632,240

Net increase in net assets resulting from operations		477,384,079		664,067,098		930,400,071

Capital share transactions	Shares		Shares		Shares
Contributions	2,504,241	37,910,608	2,230,457	30,551,031	6,569,879	81,893,870
Withdrawals	(38,329,256)	(577,483,198)	(85,149,391)	(1,175,072,850)	(102,771,308)	(1,285,518,325)

Net decrease in net assets resulting from capital share transactions		(539,572,590)		(1,144,521,819)		(1,203,624,455)

Total decrease in net assets		(62,188,511)		(480,454,721)		(273,224,384)

Net assets
Beginning of period		6,694,019,332		7,174,474,053		7,447,698,437

End of period		$6,631,830,821		$6,694,019,332		$7,174,474,053

Undistributed net investment income		$0		$0		$0

1.	For the seven months ended April 30, 2014. The Trust changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30, 2014[1]	Year ended September 30				Year ended December 31, 2009
		2013	2012	2011	2010[2]
Net asset value, beginning of period	$14.52	$13.19	$11.64	$11.43	$10.98	$8.77
Net investment income	0.19	0.49	0.42	0.21	0.12 [3]	0.24
Net realized and unrealized gains (losses) on investments	0.89	0.84	1.13	0.00 [4]	0.33	1.97

Total from investment operations	1.08	1.33	1.55	0.21	0.45	2.21
Net asset value, end of period	$15.60	$14.52	$13.19	$11.64	$11.43	$10.98
Total return[5]	7.44%	10.08%	13.32%	1.84%	4.10%	25.20%
Ratios to average net assets (annualized)
Gross expenses[6]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[6]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.12%	3.23%	3.10%	1.64%	1.48%	2.48%
Supplemental data
Portfolio turnover rate	40%	36%	31%	22%	15%	22%
Net assets, end of period (000s omitted)	$6,631,831	$6,694,019	$7,174,474	$7,447,698	$8,349,759	$8,635,057

1.	For the seven months ended April 30, 2014. The Trust changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

2.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Excludes expenses incurred indirectly through investment in underlying funds.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Asset Allocation Trust	35

1. ORGANIZATION

Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to the Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

The Trust operates as a “fund-of-funds” which primarily invests in shares of open-end mutual funds (“underlying funds”) managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Investments in each class of the underlying funds are valued at the net asset value per share as reported by the underlying funds. Some of the classes of the underlying funds are not publicly available.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith and approved by the Board of Trustees of the Trust. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Capital gain distributions from the underlying funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

36	Asset Allocation Trust	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Trust’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Trust’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, dividends deemed paid, and recognition of partnership income. At April 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$101,357,827	$(82,091,358)	$(19,266,469)

As of April 30, 2014, the Trust had capital loss carryforwards available to offset future net realized capital gains in the amount of $164,112,423 with $94,623,111 expiring in 2017; $65,386,905 expiring in 2018; and $4,102,407 expiring in 2019.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Investment companies	$6,576,397,984	$33,016,358	$0	$6,609,414,342
Short-term investments
Time deposit	0	23,505,774	0	23,505,774
	$6,576,397,984	$56,522,132	$0	$6,632,920,116

Transfers in and transfers out are recognized at the end of the reporting period. For the seven months ended April 30, 2014, the Trust did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Asset Allocation Trust	37

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

GMO, a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. During the seven months ended April 30, 2014 and the year ended September 30, 2013, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $40,113 and $65,065, respectively.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the seven months ended April 30, 2014 were $2,648,342,418 and $2,856,958,054, respectively.

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2013 were $2,474,453,279 and $3,266,082,941, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Trust has ownership of at least 5% of the outstanding voting shares, or a company which is under common control.

For the seven months ended April 30, 2014, the following is a summary of transactions in issuers that were either affiliates of the Trust at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliates	Capital gain distributions from affiliates
GMO Alpha Only Fund Class IV	27,929,709	784,487	1,066,450	27,647,746	$670,457,836	$0	$0
GMO Asset Allocation Bond Fund Class VI	27,484,276	9,167,313	771,251	35,880,338	887,320,752	1,392,049	0
GMO Currency Hedged International Equity Fund Class III	14,235,184	3,904,323	18,139,507	0	0	0	80,663,307
GMO Debt Opportunities Fund Class VI	6,165,196	77,380,746	8,292,412	75,253,530	263,387,356	3,411,446	2,330,613
GMO Domestic Bond Fund Class VI	6,443,611	0	6,443,611	0	0	0	0
GMO Emerging Country Debt Fund Class IV	23,953,883	1,354,236	2,191,049	23,117,070	236,487,629	11,124,962	0
GMO Emerging Markets Fund Class VI	53,490,388	3,786,504	2,533,134	54,743,758	578,094,086	15,470,680	0
GMO International Equity Fund Class IV*	59,247,604	15,212,869	8,037,977	66,422,496	1,807,356,127	24,946,862	0
GMO International Growth Equity Fund Class IV	1,299,788	79,423	1,379,211	0	0	291,421	1,747,355
GMO Risk Premium Fund Class VI	17,046,271	578,351	2,011,121	15,613,501	168,938,078	0	5,951,233
GMO Special Situations Fund Class VI	1,282,374	0	19,315	1,263,059	33,016,358	0	0
GMO Strategic Fixed Income Fund Class VI	43,080,110	0	1,314,141	41,765,969	691,226,780	0	0
GMO U.S. Core Equity Fund Class VI	0	89,721,846	21,171,364	68,550,482	1,207,173,996	0	0
GMO U.S. Flexible Equities Fund Class VI	135,090,161	17,293,447	152,383,608	0	0	25,451,235	159,690,289
GMO U.S. Treasury Fund Class IV	0	2,638,214	0	2,638,214	65,955,344	1,475	0
					$6,609,414,342	$82,090,130	$250,382,797

*	On February 12, 2014, GMO International Intrinsic Value Fund changed its name to GMO International Equity Fund.

38	Asset Allocation Trust	Notes to financial statements

For the year ended September 30, 2013, the following is a summary of transactions in issuers that were either affiliates of the Trust at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliates	Capital gain distributions from affiliates
GMO Alpha Only Fund Class IV	43,729,540	3,554,965	19,354,796	27,929,709	$670,313,010	$1,005,474	$0
GMO Asset Allocation Bond Fund Class VI	0	27,484,276	0	27,484,276	677,212,551	0	0
GMO Currency Hedged International Equity Fund Class III	25,095,810	2,074,521	12,935,147	14,235,184	369,260,683	22,236,408	12,063,335
GMO Debt Opportunities Fund Class VI	5,937,046	228,150	0	6,165,196	168,124,894	3,395,534	3,302,389
GMO Domestic Bond Fund Class VI	6,443,611	0	0	6,443,611	94,398,905	1,716,860	0
GMO Emerging Country Debt Fund Class IV	17,765,757	7,247,004	1,058,878	23,953,883	236,424,824	12,563,820	0
GMO Emerging Markets Fund Class VI	60,813,087	1,345,713	8,668,412	53,490,388	589,464,073	15,460,353	0
GMO Flexible Equities Fund Class VI	7,741,043	1,601,108	9,342,151	0	0	21,371,326	7,297,235
GMO International Core Equity Fund Class VI	31,305,421	1,067,142	32,372,563	0	0	30,935,888	0
GMO International Growth Equity Fund Class IV	0	8,004,177	6,704,389	1,299,788	35,770,174	4,056,246	0
GMO International Intrinsic Value Fund Class IV*	21,262,639	41,630,623	3,645,658	59,247,604	1,435,569,457	21,261,385	0
GMO Risk Premium Fund Class VI	0	17,430,448	384,177	17,046,271	176,769,834	0	4,026,090
GMO Special Situations Fund Class VI	11,476,875	0	10,194,501	1,282,374	33,534,087	0	0
GMO Strategic Fixed Income Fund Class VI	57,798,131	3,950,284	18,668,305	43,080,110	694,882,180	69,251,518	0
GMO U.S. Flexible Equities Fund Class VI	160,026,122	13,021,682	37,957,643	135,090,161	1,491,395,382	20,513,106	69,045,807
					$6,673,120,054	$223,767,918	$95,734,856

*	On February 12, 2014, GMO International Intrinsic Value Fund changed its name to GMO International Equity Fund.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the seven months ended April 30, 2014, the year ended September 30, 2013, the Trust paid $101,344,940 and $237,081,875, respectively, of deemed dividends to Asset Allocation Fund through redemptions of shares.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$647,362,177	$(164,112,423)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Asset Allocation Trust	39

BOARD OF TRUSTEES AND SHAREHOLDERS OF ASSET ALLOCATION TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Trust (the “Trust”) as of April 30, 2014, and the related statements of operations for the period from October 1, 2013 to April 30, 2014 and for the year ended September 30, 2013, the statements of changes in net assets for the period from October 1, 2013 to April 30, 2014 and for each of the years in the two-year period ended September 30, 2013, and the financial highlights for the period from October 1, 2013 to April 30, 2014, each of the years in the three-year period ended September 30, 2013, the period from January 1, 2010 to September 30, 2010, and the year ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of April 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 12, 2014

40	Asset Allocation Trust	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34.06% of ordinary income dividends qualify for the corporate dividends-received deduction for the seven months ended April 30, 2014.

Pursuant to Section 854 of the Internal Revenue Code, $74,492,228 of income dividends paid during the seven months ended April 30, 2014 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Trust are publicly available on the Trust’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Trust is publicly available on the Trust’s website on a monthly, seven-day or more delayed basis. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Asset Allocation Trust	41

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of Asset Allocation Trust. Each of the Trustees and Officers listed below acts in identical capacities. All of the Trustees are also Members of the Audit and Governance Committees of Asset Allocation Trust. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Wells Fargo Advantage family of funds consisting of 132 funds.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Wells Fargo Advantage family of funds consisting of 132 funds.
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Wells Fargo Advantage family of funds consisting of 132 funds.
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Wells Fargo Advantage family of funds consisting of 132 funds.
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Wells Fargo Advantage family of funds consisting of 132 funds.
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Wells Fargo Advantage family of funds consisting of 132 funds.

42	Asset Allocation Trust	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Wells Fargo Advantage family of funds consisting of 132 funds.
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Wells Fargo Advantage family of funds consisting of 132 funds.
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Wells Fargo Advantage family of funds consisting of 132 funds.

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	43

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each a “Board” and collectively the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Asset Allocation Trust (collectively with Funds Trust, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Asset Allocation Fund (the “Asset Allocation Fund”), and the Asset Allocation Trust Board reviewed an investment advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for the Asset Allocation Trust. The Asset Allocation Fund and the Asset Allocation Trust are collectively referred to as the “Funds” and individually as a “Fund.” The investment advisory agreements with Funds Management and GMO are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and GMO, as applicable, and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist them in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Asset Allocation Fund is a gateway fund advised by Funds Management that invests substantially all of its assets in the Asset Allocation Trust, which in turn invests in underlying funds that are advised by GMO. The Asset Allocation Trust’s investment objective and investment strategies are substantially similar to those of the Asset Allocation Fund. Information provided to the Boards regarding the Asset Allocation Fund is also applicable to the Asset Allocation Trust, as relevant.

In providing information to the Boards, Funds Management and GMO were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and GMO about various topics. In this regard, the Boards reviewed reports at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Boards evaluated information provided to them about both Funds together and with respect to each Fund separately as they considered appropriate.

After their deliberations, the Boards unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable thereunder, if any, is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the respective Funds by Funds Management and GMO under the respective Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management and GMO, and the qualifications, background, tenure and responsibilities of each of the portfolio managers of GMO primarily responsible for the day-to-day portfolio management of the Asset Allocation Trust.

The Boards evaluated the ability of Funds Management and GMO to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and GMO. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

44	Wells Fargo Advantage Asset Allocation Fund	Other information (unaudited)

Fund performance and expenses

The Boards considered the performance results for the Asset Allocation Fund over various time periods ended December 31, 2013. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Asset Allocation Fund (the “Universe”), and in comparison to the Asset Allocation Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Boards noted that the performance of the Asset Allocation Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except for the five-year period. The Boards also noted that the performance of the Asset Allocation Fund was higher than or in range of its benchmark, the GMO Global Balanced Index, for all periods under review except for the one- and five-year periods under review. The Boards viewed favorably the Asset Allocation Fund’s recent positive performance compared to the Universe.

The Funds Trust Board also received and considered information regarding the Asset Allocation Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, acquired fund fees and expenses, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Asset Allocation Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of the Asset Allocation Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, each Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the applicable Advisory Agreement.

Investment advisory fee rates

The Funds Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Asset Allocation Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Asset Allocation Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board noted that the administration fees payable to Funds Management include transfer agency costs and that, in light of the administration fees payable by the Asset Allocation Fund to Funds Management, Asset Allocation Trust does not pay Funds Management a separate fee for administrative services provided by it to the Asset Allocation Trust.

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of the Asset Allocation Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Asset Allocation Fund were lower than or in range of the average rates for the Asset Allocation Fund’s expense Groups for all share classes.

The Asset Allocation Trust Board noted that the Asset Allocation Trust does not pay a fee to GMO for its advisory services and that GMO earns advisory fees from the underlying GMO funds in which the Asset Allocation Trust invests. The Asset Allocation Trust Board also received and considered information about the nature and extent of services offered and fee rates charged by GMO to other clients with investment strategies similar to those of the Asset Allocation Trust. In this regard, GMO reported that, like the Asset Allocation Trust, these other clients do not pay an advisory fee to GMO and GMO earns advisory fees from the underlying GMO Funds in which the clients invest.

Based on its consideration of the factors and information it deemed relevant, including those described here, each Board determined that the compensation payable under the applicable Advisory Agreement, if any, was reasonable.

Profitability

The Funds Trust Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Asset Allocation Fund and the fund family as a whole.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Funds Trust Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Funds Trust Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreement with Funds Management.

Other information (unaudited)	Wells Fargo Advantage Asset Allocation Fund	45

The Asset Allocation Trust Board noted that the Asset Allocation Trust does not pay fees to GMO for its advisory services and, thus, that GMO’s profitability from its relationship with the Asset Allocation Trust was not a material factor in determining whether to renew the Advisory Agreement with GMO.

Economies of scale

With respect to possible economies of scale, the Funds Trust Board noted the existence of breakpoints in the Asset Allocation Fund’s advisory fee and administration fee structure, which operate generally to reduce the Asset Allocation Fund’s expense ratios as the Asset Allocation Fund grows in size. The Funds Trust Board considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Funds Trust Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Asset Allocation Fund and the fund family as a whole. The Funds Trust Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Funds Trust Board concluded that the Asset Allocation Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Asset Allocation Fund and its shareholders.

The Asset Allocation Trust Board noted that the Asset Allocation Trust does not pay fees to GMO for its advisory services and thus that any possible economies of scale were not a material factor in determining whether to renew the Advisory Agreement with GMO.

Other benefits to Funds Management and GMO

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and GMO as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and GMO’s business as a result of their relationships with the Funds. The Boards received information about fees received by GMO from the underlying GMO funds held by Asset Allocation Trust and about benefits to GMO from soft dollar credits generated by those underlying funds. The Funds Trust Board also noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates and GMO were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable thereunder, if any, is reasonable.

46	Wells Fargo Advantage Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

224305 06-14 A224/AR224 04-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2014	Fiscal year ended September 30, 2013
Audit fees	$51,820	$50,560
Audit-related fees	—	—
Tax fees (1)	4,180	7,560
All other fees	—	—

	$56,000	$58,120

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended September 30, 2013 in the amount of $3,480 was billed in December 2013 and is included in the fiscal year ended September 30, 2013 amount. Excise tax fees for the fiscal year ended April 30, 2014 have not yet been billed.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the four-month period from January 1, 2014 to April 30, 2014 that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 12 (a)(1).

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 12, 2014

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 12, 2014